As filed with the Securities and Exchange Commission on March 1, 1999

                                         Registration No. 333-01153


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
(X)
                             PRE-EFFECTIVE AMENDMENT NO.
(   )
                             POST-EFFECTIVE AMENDMENT NO.   3
(X)

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
(X)

                                 Amendment No. 5
                                      (X)
                        (Check appropriate box or boxes)


                        VARIABLE ANNUITY-1 SERIES ACCOUNT
                           (Exact name of Registrant)
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                               (Name of Depositor)
                             8515 East Orchard Road
                            Englewood, Colorado 80111
         (Address of Depositor's Principal Executive Offices) (Zip Code)

               Depositor's Telephone Number, including Area Code:
                                 (800) 537-2033


                               William T. McCallum
                      President and Chief Executive Officer
                   Great-West Life & Annuity Insurance Company
                             8515 East Orchard Road
                            Englewood, Colorado 80111
                     (Name and Address of Agent for Service)

                                    Copy to:

                              James F. Jorden, Esq.
               Jorden Burt Boros Cicchetti Berenson & Johnson LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                           Washington, D.C. 20007-0805


 It is proposed that this filing will become effective (check appropriate space)

               Immediately  upon filing pursuant to paragraph (b) of Rule
               485.
               On May 1, 1998 , pursuant to paragraph (b) of Rule 485.
           X 60 days after filing pursuant to paragraph (a) of Rule 485. On, pursuant to paragraph (a)(i) of Rule 485. 75 days after filing pursuant to paragraph (a)(ii) of Rule 485. On,pursuant to paragraph (a)(ii) of Rule 485.

        If appropriate, check the following:

            This post-effective amendment designates a new effective
              date for a previously filed post-effective amendment.

                                      VARIABLE ANNUITY-1 SERIES ACCOUNT
                                            Cross Reference Sheet
                                       Showing Location in Prospectus
                                   and Statement of Additional Information
                                           As Required by Form N-4

FORM N-4 ITEM                                             PROSPECTUS CAPTION

1.      Cover Page..........................                                    Cover Page

2.      Definitions.........................                                    Definitions

3.      Synopsis............................                                    VariableAnnuity Fee Table; Summary

4.      Condensed Financial Information.....                            Condensed Financial Information;
                                                                        Performance Data
5.      General Description of
          Registrant, Depositor and
          Portfolio Companies...............                            Great-West Life & Annuity
                                                                 Insurance   Company  and  the Series Account;
                                                                 Portfolios; Voting Rights

6.             Deductions and Expenses............                      Charges and Deductions; Appendix A;
                                                                 Distribution  of the Contracts

7.      General Description of
         Variable Annuity Contracts........                      Summary; The Portfolios; The Guarantee  Period
                                                                 Fund;  Application and Contributions; Transfers
                                                                 Death    Benefits,     Payout Options; Rights
                                                                 Benefit;   Payment   Options; Rights
                                                                 Reserved   by  the   Company; Statement of
                                                                 Additional Information

8.      Annuity Period......................                                    Payout Options

9.      Death Benefit.......................                                    Death Benefit

10.     Purchases and Contract Value........                            Application and Contributions; Annuity
                                                                  Account Value

11.     Redemptions.........................                       Cash Withdrawals; Payout Options;
                                                                 Summary

12.     Taxes...............................                      Federal    Tax         Matters

13.     Legal Proceedings...................                                    Legal         Proceedings

14.     Table of Contents of
          Statement of Additional
          Information.......................                                    Available Information





                                                                 STATEMENT OF ADDITIONAL
FORM N-4 ITEM                                             INFORMATION CAPTION

15.     Cover Page..........................                                    Cover Page

16.     Table of Contents...................                                    Table of Contents

17.     General Information and
          History...........................                     General Information; Great-West
                                                                 Life  &   Annuity   Insurance
                                                                 Company  and    Variable Annuity-1 Series
                                                                 Account

18.     Services............................                                    Services

19.     Purchase of Securities
          Being Offered.....................                                    Not Applicable

20.     Underwriters........................                        Services     - Principal Underwriter

21.     Calculation of
          Performance Data..................                        Calculation of Performance Data

22.     Annuity Payments....................                        Calculation of Annuity Payments

23.     Financial Statements................                          Financial  Statements


                                                   PART A

                                    INFORMATION REQUIRED IN A PROSPECTUS

                                 The Schwab Variable Annuity(R)
                    A flexible premium deferred variable and fixed annuity
                                        Distributed by
                                  Charles Schwab & Co., Inc.
                                          Issued by
                         Great-West Life & Annuity Insurance Company

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Overview
This Prospectus describes The Schwab Variable Annuity--a flexible premium deferred annuity contract which allows you to accumulate assets on a tax-deferred basis for retirement or other long-term purposes. This Contract is issued either on a group basis or as individual contracts by Great-West Life & Annuity Insurance Company (we, us, Great-West or GWL&A) both will be referred to as the "Contract" throughout this prospectus.

How to Invest
The minimum initial investment (a "Contribution") is:
o       $5,000
o       $2,000 if an IRA
o    $1,000 if subsequent Contributions are made via Automatic Contribution Plan

The minimum subsequent Contribution is:
o       $500 per Contribution
o       $100 per Contribution if made via Automatic Contribution Plan

Allocating Your Money
When you contribute money to The Schwab Variable Annuity, you can allocate it among the Sub-Accounts of the Variable Annuity-1 Series Account which invest in the following Portfolios: o Alger American Growth Portfolio o American Century VP International o Berger IPT-Small Company Growth Fund o Federated American Leaders Fund II o Federated Fund for U.S. Government Securities II o Federated Utility Fund II o INVESCO VIF-High Yield Portfolio o INVESCO VIF-Industrial Income Portfolio o Janus Aspen Series Growth Portfolio o Janus Aspen Series Worldwide Growth Portfolio o Montgomery Variable Series Growth Fund o SAFECO Resource Series Trust Equity Portfolio o Schwab MarketTrack Growth Portfolio II
o Schwab Money Market Portfolio o Schwab S&P 500 Portfolio o Van Kampen American Capital LIT-Morgan Stanley Real Estate Securities Portfolio You can also allocate some or all of the money you contribute to the Guarantee Period Fund. The Guarantee Period Fund allows you to select one or more Guarantee Periods that offer specific interest rates for a specific period. Please note that the Guarantee Period Fund may not be available in all states.

Sales and Surrender Charges
There are no sales, redemption, surrender or withdrawal charges under The Schwab Variable Annuity.

Free Look Period
After you receive your Contract, you can look it over free of obligation for at least 10 days or longer if required by your state law (up to 35 days for replacement policies), during which you may cancel your Contract.

Payout Options
The Schwab Variable Annuity offers a variety of annuity payout and periodic withdrawal options. Depending on the option you select, income can be guaranteed for your lifetime, your spouse's and/or beneficiaries' lifetime or for a specified period of time.

The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor are the Contracts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Contracts involve certain investment risks, including possible loss of principal.

For account information, please contact:
    Schwab Insurance & Annuity Service Center
    P.O. Box 7666
    San Francisco, California 94120-7666
    800-838-0650

This prospectus presents important information you should review before purchasing The Schwab Variable Annuity. Please read it carefully and keep it for future reference. You can find more detailed information pertaining to the Contract in the Statement of Additional Information dated May 1, 1999 (as may be amended from time to time), and filed with the Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this prospectus and is legally a part of this prospectus. You may obtain a copy without charge by contacting the Schwab Insurance & Annuity Service Center at the above address or phone number. Or, you can obtain it by visiting the Securities and Exchange Commission's web site at www.sec.gov.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of the Prospectus. Any representation to the contrary is a criminal offense. No person is authorized by Great-West to give information or to make any representation, other than those contained in this Prospectus, in connection with the offers contained in this Prospectus. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Please read this Prospectus and keep it for future reference.

                        The date of this Prospectus is MONTH X, 1999.

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Table of Contents

3
Definitions....................................4
Summary........................................6
  How to contact Schwab........................6
Variable Annuity Fee Table.....................7
Portfolio Annual Expenses......................8
Fee Examples...................................9
Condensed Financial Information...............10
Great-West Life & Annuity Insurance
Company.......................................10
The Series Account............................10
The Portfolios................................10
  Meeting Investment Objectives...............12
Where to Find More Information About the Portfolios       12
  Addition, Deletion or Substitution..........12
The Guarantee Period Fund.....................12
  Investments of the Guarantee Period Fund....13
  Subsequent Guarantee Periods................13
  Breaking a Guarantee Period.................14
  Interest Rates..............................14
  Market Value Adjustment.....................14
Application and Initial Contributions.........14
Free Look Period..............................14
Subsequent Contributions......................15
Annuity Account Value.........................15
Transfers.....................................16
  Possible Restrictions.......................16
  Automatic Custom Transfers..................16
Cash Withdrawals..............................17
  Withdrawals to Pay Investment Manager or
  Financial Advisor Fees......................18
  Tax Consequences of Withdrawals.............18
Telephone Transactions........................18
Death Benefit.................................18
  Beneficiary.................................19
  Distribution of Death Benefit...............19
Charges and Deductions........................20
  Mortality and Expense Risk Charge...........20
  Contract Maintenance Charge.................21
  Transfer Fees...............................21
  Expenses of the Portfolios..................21
  Premium Tax.................................21
  Other Taxes.................................21

Payout Options................................21
  Periodic Withdrawals........................21
  Periodic Withdrawal Payout Options..........22
  Annuity Date................................22
  Annuity Options.............................23
  Variable Annuity Payout Options.............23
  Variable Annuity Payout Provisions..........23
  Fixed Annuity Payout Options................24
Seek Tax Advice...............................24
Federal Tax Matters...........................24
  Taxation of Annuities.......................25
  Individual Retirement Annuities.............25
Assignments or Pledges........................27
Performance Data..............................27
  Money Market Yield..........................27
Distribution of the Contracts.................27
Selected Financial Data.......................29
  Management's Discussion and Analysis of
  Financial Conditions and Results of Operations 30
Voting Rights.................................45
Rights Reserved by Great-West.................45
Legal Proceedings.............................45
Legal Matters.................................45
Experts.......................................45
Available Information.........................46
Appendix A--Condensed Financial Data...........47
Appendix B--Market Value Adjustments...........49
Appendix C--Net Investment Factor..............51
Consolidated Financial Statements and Independent Auditor's Report      52



This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesperson or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied on.

                         The contract is not available in all states.

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Definitions
1035 Exchange--A provision of the Internal Revenue Code that allows for the tax-free exchange of assets among certain types of insurance contracts.

Accumulation Period--The time period between the Effective Date and the Annuity Commencement Date. During this period, you're contributing to the annuity.

Annuitant--The person named in the application upon whose life the payout of an annuity is based and who will receive annuity payouts. If a Contingent Annuitant is named, the Annuitant will be considered the Primary Annuitant. Annuity Account--An account established by us in your name that reflects all account activity under your Contract. Annuity Account Value--The sum of all the investment options credited to your Annuity Account--less partial withdrawals, amounts applied to an annuity payout option, periodic withdrawals, charges deducted under the Contract, and Premium Tax, if any.

Annuity Commencement Date--The date annuity payouts begin.

Annuity Individual Retirement Account (or Annuity IRA)--An annuity contract used in a retirement savings program that is intended to satisfy the requirements of
Section 408 of the Internal Revenue Code of 1986, as amended.

Annuity Payout Period--The period beginning on the Annuity Commencement Date and continuing until all annuity payouts have been made under the Contract. During this period, the Annuitant receives payouts from the annuity.

Annuity Unit--An accounting measure we use to determine the amount of any variable annuity payout after the first annuity payout is made.

Automatic Contribution Plan--A feature which allows you to make automatic periodic Contributions. Contributions will be withdrawn from an account you specify and automatically credited to your Annuity Account.

Beneficiary--The person(s) designated to receive any Death Benefit under the terms of the Contract.

Contingent Annuitant--The person you may name in the application who becomes the Annuitant when the Primary Annuitant dies. The Contingent Annuitant must be designated before the death of the Primary Annuitant.

Contributions--The amount of money you invest or deposit into your annuity.

Death Benefit--The amount payable to the Beneficiary when the Owner or the Annuitant dies.

Distribution Period--The period starting with your Payout Commencement Date.

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The Schwab Variable Annuity Structure

Your total Annuity Account can be made up of a variable and a fixed account.

                       Your Annuity Account
                                  |
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        |                                          |

    Variable Account Value                  Fixed Account Value
Contains the money you                      Contains the money you
contribute to the Sub-Accounts.             contribute to fixed investment
                                            options
        |                                          |
    Sub-Accounts                            Guarantee Period Fund
Shares of the Portfolios are held           You can choose a
in the Sub-Accounts. There is one           guarantee period
Sub-Account for each Portfolio              of one to ten years.
        |
       Portfolios
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Effective Date--The date on which the first Contribution is credited to your Annuity Account.

Fixed Account Value--The value of the fixed investment option credited to you under the Annuity Account.

Guarantee Period--The number of years available in the Guarantee Period Fund during which Great-West will credit a stated rate of interest. Great-West may discontinue offering a period at any time for new Contributions. Amounts allocated to one or more guaranteed periods may be subject to a Market Value Adjustment.

Guarantee Period Fund--A fixed investment option which pays a stated rate of interest for a specified time period.

Guarantee Period Maturity Date--The last day of any Guarantee Period.

Guaranteed Interest Rate--The minimum annual interest rate in effect that applies to each Guarantee Period at the time the Contribution is made.

Market Value Adjustment (or MVA)--An amount added to or subtracted from certain transactions involving the Guarantee Period Fund to reflect the impact of changing interest rates.

Non-Qualified Annuity Contract--An annuity contract funded with money outside a tax qualified retirement plan.

Owner (Joint Owner) or You--The person(s) named in the application who is entitled to exercise all rights and privileges under the Contract, while the Annuitant is living. Joint Owners must be husband and wife as of the date the Contract is issued. The Annuitant will be the Owner unless otherwise indicated in the application. If a Contract is purchased in an IRA, the Owner and the Annuitant must be the same individual and a Joint Owner is not allowed.

Payout Commencement Date--The date on which annuity payouts or periodic withdrawals begin under a payout option. The Payout Commencement Date must be at least one year after the Effective Date of the Contract. If you do not indicate a Payout Commencement Date on your application, annuity payouts will begin on the first day of the month of the Annuitant's 91st birthday.

Portfolio--A registered management investment company, or portfolio, in which the assets of the Annuity Account may be invested.

Premium Tax--A tax charged by a state or other governmental authority. Varying by state, the current range of Premium Taxes is 0% to 3.5% and may be assessed at the time you make a Contribution or when annuity payments begin.

Request--Any written, telephoned, or computerized instruction in a form satisfactory to Great-West and Schwab received at the Schwab Insurance & Annuity Service Center (or other annuity service center subsequently named) from you, your designee (as specified in a form acceptable to Great-West and Schwab) or the Beneficiary (as applicable) as required by any provision of the Contract.

Series Account--The segregated account established by Great-West under Colorado law and registered as a unit investment trust under the Investment Company Act of 1940, as amended.

Sub-Account--A division of the Seties Account containing the shares of a Portfolio. There is a Sub-Account for each Portfolio.

Surrender Value--The value of your annuity account with any applicable Market Value Adjustment on the Effective Date of the surrender, less Premium Tax, if any.

Transaction Date--The date on which any Contribution or Request from you will be processed. Contributions and Requests received after 4:00 p.m. EST/EDT will be deemed to have been received on the next business day. Requests will be processed and the variable account value will be determined on each day that the New York Stock Exchange is open for trading.

Transfer--Moving money from and among the Sub-Account(s) and the Guaranteed Period Fund.

Variable Account Value--The value of the variable Portfolios credited to you under the Annuity Account.

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Summary
The Schwab Variable Annuity allows you to accumulate assets on a tax-deferred basis by investing in a variety of variable Portfolios and a fixed investment option (the Guarantee Period Fund). The performance of your Annuity Account Value will vary with the investment performance of the Portfolios you select. You bear the entire investment risk for all amounts invested in them. Depending on the performance of the Portfolios you select, your Annuity Account Value could be less than the total amount of your Contributions.

The Schwab Variable Annuity can be purchased on a non-qualified basis or purchased and used in connection with an IRA. You can also purchase it through a 1035 Exchange from another insurance contract.

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To contact Schwab:
Schwab Insurance & Annuity Service Center
P.O. Box 7666
San Francisco, CA 94120-7666
800-838-0650
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Your initial Contribution must be at least $5,000; $2,000 if an IRA; $1,000 if you are setting up an Automatic Contribution Plan. Subsequent Contributions must be either $500; or $100 if made through an Automatic Contribution Plan.

The money you contribute to the annuity will be invested at your direction, except that during your "free look period" which, depending on your state law, is generally 10 days after you receive your Contract. During this period your payment will be allocated to the Schwab Money Market Portfolio.

Prior to the Payout Commencement Date, you can withdraw all or a part of your Annuity Account Value. There are no surrender or withdrawal charges. Certain withdrawals may be subject to federal income tax as well as a federal penalty tax.

When you're ready to start taking money out of your annuity, you can select from a variety of payout options, including variable and fixed annuity payouts as well as periodic payouts.

If the Annuitant dies before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary you select. If the Owner dies before the entire value of the Contract is distributed, the remaining value will be distributed according to the rules outlined in the "Death Benefit" section on page x.

For accounts under $50,000, we deduct a $25 annual Contract Maintenance Charge from the Annuity Account Value on each Contract anniversary date. There is no annual contract maintenance charge for accounts of more than $50,000. We also deduct a Mortality and Expense Risk Charge from your Sub-Accounts at the end of each daily valuation period equal to an effective annual rate of 0.85% of the value of the net assets in your Sub-Accounts. Each Portfolio assesses a charge for management fees and other expenses. These fees and expenses are detailed in the Portfolios' prospectuses.

You may cancel your Contract during the "free look period" by sending it to the Schwab Insurance & Annuity Service Center. If you are replacing an existing insurance contract with the Contract, the free look period may be extended based on your state of residence. We will refund the greater of: o Contributions received, less surrenders, withdrawals and distributions, or o The Annuity Account Value

This summary highlights some of the more significant aspects of The Schwab Variable Annuity. You'll find more detailed information about these topics throughout the prospectus and in your Contract. Please keep them both for future reference.

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Variable Annuity Fee Table
The purpose of this table and the examples that follow is to help you understand the various costs and expenses that you will bear directly or indirectly when investing in the annuity. The table and examples reflect expenses related to the Sub-Accounts as well as of the Portfolios. In addition to the expenses listed below, Premium Tax may be applicable.

Contract Owner transaction expenses1
Sales load                                     None
Surrender fee                                  None
Transfer fee (first 12 per year)2              None
Annual Contract Maintenance Charge3            $25.00

Annual expenses1
(as a percentage of average Variable Account assets) Mortality and expense risk charge 0.85% Administrative expense charge 0.00% Other fees and expenses of the variable account 0.00% Total annual expenses 0.85%


1 The Contract Owner Transaction Expenses apply to each Contract, regardless of how the Annuity Account Value is allocated. The Sub-Account Annual Expenses do not apply to the Guarantee Period Fund.

2 There is a $10 fee for each Transfer in excess of twelve in any calendar year.

3 The Contract Maintenance Charge is currently waived for Contracts with an annuity Account Value of at least $50,000. If your Annuity Account Value falls below $50,000, the Contract Miantenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $50,000.

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Portfolio Annual Expenses

                                        Portfolio Annual Expenses
        (as a percentage of Portfolio net assets, before fee waivers and expense reimbursements)
                    Portfolio                      Management    Other       12b-1      Total Portfolio
                                                     fees        expenses    fees          expenses

Alger American Growth Portfolio
American Century VP International
Berger IPT-Small Company Growth Fund
Federated American Leaders Fund II
Federated Fund for U.S. Government Securities II
Federated   Utility   Fund  II
INVESCO   VIF-High   Yield   Portfolio
INVESCO VIF-Industrial  Income  Portfolio
Janus  Aspen  Growth  Portfolio
Janus  Aspen Worldwide Growth Portfolio
Montgomery  Variable Series:  Growth Fund
SAFECO RST Equity  Portfolio
Schwab  MarketTrack  Growth  Portfolio II
Schwab Money Market Portfolio
Schwab S&P 500 Portfolio
Van Kampen American Life Investment
Trust-Morgan Stanley Real Estate Securities
Portfolio

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Fee Examples4
If you retain, annuitize or surrender the Contract at the end of the applicable time period, you would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return on assets. These examples assume that no Premium Taxes have been assessed.

PORTFOLIO                        1 year      3 years       5 years      10 years
Alger American Growth Portfolio
American Century VP International
Berger IPT-Small Company Growth Fund
Federated American Leaders Fund II
Federated  Fund for U.S.  Government  Securities  II
Federated  Utility Fund II
INVESCO VIF-High Yield Portfolio
INVESCO  VIF-Industrial  Income Portfolio
Janus Aspen  Growth  Portfolio
Janus  Aspen  Worldwide  Growth  Portfolio
Montgomery Variable  Series:  Growth Fund
SAFECO RST Equity  Portfolio
Schwab  MarketTrack Growth  Portfolio II
Schwab Money Market  Portfolio
Schwab S&P 500 Portfolio
Van
Kampen  American Life  Investment
Trust-Morgan  Stanley Real Estate
Securities Portfolio

These examples should not be considered representations of past or future expenses. Actual expenses paid may be greater or less than those shown, subject to the guarantees in the Contract.

4 The Portfolio Annual Expenses and these examples are based on data provided by the Portfolios. Great-West has no reason to doubt the accuracy or completeness of that data, but Great-West has not verified the Portfolios' figures. In preparing the Portfolio Expense table and the Examples above, Great-West has relied on the figures provided by the Portfolios.

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Condensed Financial Information
Attached as Appendix A is a table showing selected information concerning accumulation units for each Sub-Account for 1996, 1997 and 1998. An accumulation unit is the unit of measure that we use to calculate the value of your interest in a Sub-Account. The accumulation unit values do not reflect the deduction of certain charges that are subtracted from your Annuity Account Value, such as the Contract Maintenance Charge. The information in the table is included in the Series Account's financial statements, which have been audited by Deloitte & Touche LLP, independent auditors. To obtain a more complete picture of each Sub-Account's finances and performance, you should also review the Series Account's financial statements, which are in the Series Account's Annual Report dated as of December 31,1998 and contained in the Statement of Additional Information.

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Great-West Life & Annuity Insurance Company
Great-West is a stock life insurance company that was originally organized under the laws of the state of Kansas as the National Interment Association. Our name was changed to Ranger National Life Insurance Company in 1963 and to
Insuramerica Corporation prior to changing to our current name in 1982. In September of 1990, we re-domesticated under the laws of the state of Colorado.

We are authorized to do business in 49 states, the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam.

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The Series Account
We established the Variable Annuity-1 Series Account in accordance with Colorado laws on July 24, 1995.

The Series Account is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act"), as a unit investment trust. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Series Account.

We own the assets of the Series Account. The income, gains or losses, realized or unrealized, from assets allocated to the Series Account are credited to or charged against the Series Account without regard to our other income gains or losses.

We will at all times maintain assets in the Series Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Series Account. Those assets may not be charged with our liabilities from our other business. Our obligations under those Contracts are, however, our general corporate obligations.

The Series Account is divided into ___ Sub-Accounts. Each Sub-Account invests exclusively in shares of a corresponding investment Portfolio of a registered investment company (commonly known as a mutual fund). We may in the future add new or delete existing Sub-Accounts. The income, gains or losses, realized or unrealized, from assets allocated to each Sub-Account are credited to or charged against that Sub-Account without regard to the other income, gains or losses of the other Sub-Accounts. All amounts allocated to a Sub-Account will at all times be fully invested in Portfolio shares.

We hold the assets of the Series Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

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The Portfolios
The Contract offers a number of investment options, corresponding to the Sub-Accounts. Each Sub-Account invests in a single Portfolio. Each Portfolio is a separate mutual fund registered under the 1940 Act. More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Portfolios (the "Portfolio Prospectuses"). The Portfolio Prospectuses should be read in connection with this Prospectus. You may obtain a copy of the Portfolio Prospectuses without charge by request.

Each Portfolio:
o       holds its assets separate from the assets of the other Portfolios,
o       has its own distinct investment objective and policy, and
o       operates as a separate investment fund

The income, gains and losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

The Portfolios are not available to the general public directly. The Portfolios are only available as investment options in variable annuity contracts or variable life insurance policies issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding Portfolios may differ substantially.

The investment objectives of the current Portfolios are briefly described below:

The Alger American Fund--advised by Fred Alger Management, Inc. of New York, New York.

Alger American Growth Portfolio seeks long-term capital appreciation by investment of at least 65% of its total assets, except during temporary defensive periods, in equity securities of companies that, at the time of purchase of the securities, have total market capitalization of $1 billion or greater.

American  Century  Variable   Portfolios,   Inc.--advised  by  American  Century
Investment  Management,   Inc.  of  Kansas  City,  Missouri,   advisers  to  the
AmericanCentury family of mutual funds.

American Century VP International seeks capital growth by investing primarily in equity securities of foreign companies. The Fund invests primarily in securities of issuers in developed countries.

Berger Institutional Products Trust--advised by Berger Associates of Denver, Colorado. Berger IPT-Small Company Growth Fund seeks capital appreciation by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies with market capitalization of less than $1 billion at the time of initial purchase.

Federated Insurance Series--advised by Federated Advisers of Pittsburgh, Pennsylvania. Federated American Leaders Fund II seeks to achieve long-term growth of capital as a primary objective and seeks to provide income as a secondary objective through investment of at least 65 % of its total assets (under normal circumstances) in common stocks of "blue chip" companies.

Federated Fund for U.S. Government Securities II seeks to provide current income through investment of at least 65% of its total assets in securities which are primary or direct obligations of the U.S. government or its agencies or instrumentalities or which are guaranteed as to principal and interest by the U.S. government, its agencies, or instrumentalities and in certain collateralized mortgage obligations, and repurchase agreements.

Federated Utility Fund II seeks to provide high current income and moderate capital appreciation by investing in a professionally-managed, diversified portfolio of utility company equity and debt securities.

INVESCO Variable Investment Funds, Inc.--advised by INVESCO Funds Group, Denver,
Colorado.   INVESCO   Trust   Company  is  the   sub-adviser   for  the  INVESCO
VIF-Industrial Income Portfolio.

INVESCO VIF-Industrial Income Portfolio is a diversified fund that seeks the highest possible current income, with the added potential for capital appreciation. The Fund normally invests at least 65% of its total assets in dividend paying common stocks. Up to 10% of the Fund's assets may be invested in common stocks, which do not pay regular dividends. The remaining assets are invested in other income producing vehicles, such as corporate bonds. The fixed income portion of the Fund seeks a high level of current income through investment in U.S. Treasury, mortgage-backed, investment grade and high yield securities.

INVESCO VIF-High Yield Portfolio seeks a high level of current income. Capital appreciation is a secondary objective of the Fund. The Fund invests in a diversified portfolio of high yield bonds which are primarily below investment grade quality and preferred stocks.

Janus Aspen Series--advised by Janus Capital Corporation of Denver, Colorado. Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of companies of any size.

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in common stocks of foreign and domestic issuers.

Montgomery Variable Series--advised by Montgomery Asset Management, LLC of San Francisco, California Montgomery Growth Fund seeks long-term capital appreciation by investing in growth-oriented U.S. companies. The Fund may invest in U.S. companies of any size, but invests at least 65% of its total assets in those companies whose shares have a total stock market value (market capitalization) of at least $1 billion. The Fund's strategy is to identify well-managed U.S. companies whose share prices appear to be undervalued relative to the firm's growth potential.

SAFECO Resource Series Trust--advised by SAFECO Asset Management Company of Seattle, Washington. SAFECO RST Equity Portfolio seeks long-term growth of capital and reasonable current income by investing principally in common stocks or securities convertible into common stocks of larger, established companies that are proven performers.

Schwab Insurance & Annuity Portfolios--advised by Charles Schwab Investment Management, Inc. of San Francisco, California. Schwab Money Market Portfolio seeks maximum current income consistent with liquidity and stability of capital. This Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share.

Schwab MarketTrack Growth Portfolio II seeks to provide high capital growth with less volatility than an all stock portfolio by investing in a mix of stocks, bonds, and cash equivalents either directly or through investment in other mutual funds.

Schwab  S&P 500  Portfolio  seeks to track the price  and  dividend  performance
(total return) of common stocks of U.S. companies, as represented in the Standard & Poor's Composite Index of 500 stocks.

Van Kampen American Capital Life Investment Trust--advised by Van Kampen American Capital Asset Management, Inc. Van Kampen American Capital LIT-Morgan Stanley Real Estate Securities Portfolio seeks long-term growth of capital by investing in securities of companies operating in the real estate industry, primarily equity securities of real estate investment trusts.

Meeting Investment Objectives
Meeting investment objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. There is no guarantee that any of these Portfolios will achieve their stated objectives.

Where to Find More Information About the Portfolios
Additional information about the investment objectives and policies of all the Portfolios and the investment advisory and administrative services and charges can be found in the current Portfolio Prospectuses, which can be obtained from the Schwab Insurance & Annuity Service.

The Portfolios' Prospectuses should be read carefully before any decision is made concerning the allocation of Contributions to, or Transfers among, the Sub-Accounts.

Addition, Deletion or Substitution
Great-West does not control the Portfolios and cannot guarantee that any of the Portfolios will always be available for allocation of Contributions or Transfers. We retain the right to make changes in the Series Account and in its investments. Currently, Schwab must approve certain changes.

Great-West and Schwab reserve the right to discontinue the offering of any Portfolio. If a Portfolio is discontinued, we may substitute shares of another Portfolio or shares of another investment company for the discontinued Portfolio's shares. Any share substitution will comply with the requirements of the 1940 Act.

If you are contributing to a Portfolio that is being discontinued, you will be given notice prior to the Portfolio's elimination.

Based on marketing, tax, investment and other conditions, we may establish new Sub-Accounts and make them available to Owners at our discretion. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle.

If, in our sole discretion, marketing, tax, investment or other conditions warrant, we may also eliminate one or more Sub-Accounts. If a Sub-Account is eliminated, we will notify you and request that you to re-allocate the amounts invested in the eliminated Sub-Account.

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The Guarantee Period Fund
The Guaranteed Period Fund is not part of the Series Account. Amounts allocated to the Guarantee Period Fund will be deposited to, and accounted for, in a non-unitized market value separate account. As a result, you do not participate in the performance of the assets through unit values.

Because your Contributions do not receive a unit ownership of assets accounted for in the separate account, the assets accrue solely to the benefit of Great-West and any gain or loss in the separate account is borne entirely by Great-West. You will receive the Contract guarantees made by Great-West for amounts you contribute to the Guarantee Period Fund.

When you contribute or Transfer amounts to the Guarantee Period Fund, you select a new Guarantee Period from those available. All Guarantee Periods will have a term of at least one year. Contributions allocated to the Guarantee Period Fund will be credited on the Transaction Date we receive them.

Each Guarantee Period will have its own stated rate of interest and maturity date determined by the date the Guarantee Period is established and the term you choose.

Currently, Guarantee Periods with annual terms of 1 to 10 years are offered only in those states where the Guarantee Period Fund is available. The Guarantee Periods may change in the future, but this will not have an impact on any Guarantee Period already in effect.

The value of amounts in each Guarantee Period equals Contributions plus interest earned, less any Premium Tax, amounts distributed, withdrawn (in whole or in part), amounts Transferred or applied to an annuity option, periodic withdrawals and charges deducted under the Contract. If a Guarantee Period is broken, a Market Value Adjustment may be assessed (please see "Breaking a Guarantee Period" on page xx). Any amount withdrawn or Transferred prior to the Guarantee Period Maturity Date will be paid in accordance with the Market Value Adjustment formula. You can read more about Market Value Adjustments on page 22.

Investments of the Guarantee Period Fund We use various techniques to invest in assets that have similar characteristics to our general account assets--especially cash flow patterns. We will primarily invest in investment-grade fixed income securities including: o Securities issued by the U.S. Government or its agencies or instrumentalities, which may or may not be guaranteed by the U.S. Government. o Debt securities which have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investment Services, Inc. (Aaa, Aa, A or Baa), Standard & Poor's
Corporation (AAA, AA, A or BBB) or any other nationally recognized rating service. o Other debt instruments, including, but not limited to, issues of banks or bank holding companies and of corporations, which obligations--although not rated by Moody's, Standard & Poor's, or other nationally recognized rating firms--are deemed by us to have an investment quality comparable to securities which may be purchased as stated above. o Commercial paper, cash or cash equivalents and other short-term investments having a maturity of less than one year which are considered by us to have investment quality comparable to securities which may be purchased as stated above.

In addition, we may invest in futures and options solely for non-speculative hedging purposes. We may sell a futures contract or purchase a put option on futures or securities to protect the value of securities held in or to be sold for the general account or the non-unitized separate if the securities prices are anticipated to decline. Similarly, if securities prices are expected to rise, we may purchase a futures contract or a call option against anticipated positive cash flow or may purchase options on securities.

The above information generally describes the investment strategy for the Guarantee Period Fund. However, we are not obligated to invest the assets in the Guarantee Period Fund according to any particular strategy, except as may be required by Colorado and other state insurance laws. And, the stated rate of interest that we establish will not necessarily relate to the performance of the non-unitized market value separate account.

Subsequent Guarantee Periods
Before annuity payouts begin, you may reinvest the value of amounts in a maturing Guarantee Period in a new Guarantee Period of any length we offer at that time. On the quarterly statement issued to you prior to the end of any Guarantee Period, we will notify you of the upcoming maturity of a Guarantee Period. The Guarantee Period available for new Contributions may be changed at any time, including between the date we notify you of a maturing Guarantee Period and the date a new Guarantee Period begins.

If you do not tell us where you would like the amounts in a maturing Guarantee Period allocated by the maturity date, we will automatically allocate the amount to a Guarantee Period of the same length as the maturing period. If the term previously chosen is no longer available, the amount will be allocated to the next shortest available Guarantee Period term. If none of the above are available, the value of matured Guarantee Periods will be allocated to the Schwab Money Market Sub-Account.

No Guarantee Period may mature later than six months after your Payout Commencement Date. For example, if a 3-year Guarantee Period matures and the Payout Commencement Date begins 1 3/4 years from the Guarantee Period maturity date, the matured value will be transferred to a 2-year Guarantee Period.

Breaking a Guarantee Period
If you begin annuity payouts, Transfer or withdraw prior to the Guarantee Period maturity date, you are breaking a Guarantee Period. When we receive a request to break a Guarantee Period and you have another Guarantee Period that is closer to its maturity date, we will break that Guarantee Period first.

If you break a Guarantee Period, you may be assessed an interest rate adjustment called a Market Value Adjustment.

Interest Rates
The declared annual rates of interest are guaranteed throughout the Guarantee Period. For Guarantee Periods not yet in effect, Great-West may declare interest rates different than those currently in effect. When a subsequent Guarantee Period begins, the rate applied will be equal to or more than the rate currently in effect for new Contracts with the same Guarantee Period.

The stated rate of interest must be at least equal to the Guaranteed Interest Rate, but Great-West may declare higher rates. The Guaranteed Interest Rate is based on the applicable state standard non-forfeiture law. The standard nonforfeiture rate in all states is 3%, except in for Florida, Mississippi and Oklahoma, it's 0%.

The determination of the stated interest rate is influenced by, but does not necessarily correspond to, interest rates available on fixed income investments which Great-West may acquire using funds deposited into the Guarantee Period Fund. In addition, Great-West considers regulatory and tax requirements, sales commissions and administrative expenses, general economic trends and competitive factors in determining the stated interest rate.

Market Value Adjustment
Amounts you allocate to the Guarantee Period Fund may be subject to an interest rate adjustment called a Market Value Adjustment if, six months or more before the fund's maturity date, you: o surrender your investment in the fund, o transfer money from the fund, o partially withdraw money from the fund, o apply amounts from the fund to purchase an annuity to receive payouts from your account, or

o take a distribution from the fund upon the death of the Owner or the Annuitant.

The Market Value Adjustment will not apply to any Guarantee Period having fewer than six months prior to the Guarantee Period maturity date in each of the following situations:
o Transfer to a Sub-Account  offered  under this Contract
o Surrenders,  partial withdrawals,  annuitization  or periodic  withdrawals
o A single sum payout upon death of the Owner or Annuitant

A Market Value Adjustment may increase or decrease the amount payable on the above-described distributions. The formula for calculating Market Value Adjustments is detailed in Appendix B. Appendix B also includes examples of how Market Value Adjustments work.

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Application and Initial Contributions
The first step to purchasing The Schwab Variable Annuity is to complete your Contract application and submit it with your initial minimum Contribution of $5,000; $2,000 if an IRA; or $1,000 if you are setting up an Automatic Contribution Plan. Initial Contributions can be made by check (payable to GWL&A) or transferred from a Schwab brokerage account.

If your application is complete, your Contract will be issued and your Contribution will be credited within two business days after receipt at the Schwab Insurance & Annuity Service Center. Acceptance is subject to sufficient information in a form acceptable to us. We reserve the right to reject any application or Contribution.

If your application is incomplete, the Schwab Insurance & Annuity Service Center will complete the application from information Schwab has on file or contact you by telephone to obtain the required information. If the information necessary to complete your application is not received within five business days, we will return to you both your check and the application. If you provide consent we will retain the initial Contribution and credit it as soon as we have completed your application.

If your application is incomplete solely because you have not provided any allocation instructions, we will deem your application to be complete and allocate your Contribution to the Schwab Money Market Sub-Account. Your initial Contribution will remain in, and future Contributions will be allocated to, the Schwab Money Market Sub-Account until we receive complete allocation instructions from you.

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Free Look Period
During the ten-day free look period (or longer where required by law), you may cancel your Contract. During the free look period, all Contributions will be processed as follows: o Amounts you specify to be allocated to one or more of the available Guarantee Periods will be allocated as directed, effective upon the Transaction Date.
o Amounts you specify to be allocated to one or more of the Sub-Accounts will first be allocated to the Schwab Money Market Sub-Account until the end of the free look period. After the free look period is over, the Variable Account Value held in the Schwab Money Market Sub-Account will be allocated to the Sub-Accounts you selected on the application.

During the free look period, you may change the Sub-Accounts in which you'd like to invest as well as your allocation percentages. Any changes you make during the free look period will take effect after the free look period has expired.

Any returned Contracts will be void from the date we issued the Contract and the greater of the following will be refunded:
o       Contributions less withdrawals and distributions, or
o       The Annuity Account Value.

If you exercise the free look privilege, you must return the Contract to Great-West or to the Schwab Insurance & Annuity Service Center.
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Subsequent Contributions
Once your application is complete and we have received your initial Contribution, you can make subsequent Contributions at any time prior to the Payout Commencement Date, as long as the Annuitant is living. Additional Contributions must be at least $500; or $100 if made via an Automatic
Contribution Plan. Total Contributions may exceed $1,000,000 with our prior approval.

Subsequent Contributions can be made by check or via an Automatic Contribution plan directly from your bank or savings account. You can designate the date you'd like your subsequent Contributions deducted from your account each month. If you make subsequent Contributions by check, your check should be payable to GWL&A.

You'll receive a confirmation of each Contribution you make upon its acceptance.

Great-West reserves the right to modify the limitations set forth in this section.

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Annuity Account Value
Before the date annuity payouts begin, your Annuity Account Value is the sum of your Variable and Fixed Accounts established under your Contract.

Before your Annuity Commencement Date, the Variable Account Value is the total dollar amount of all accumulation units credited to you for each Sub-Account. Initially, the value of each accumulation unit was set at $10.00. Each Sub-Account's value prior to the Payout Commencement Date is equal to: o net Contributions allocated to the corresponding Sub-Account, o plus or minus any increase or decrease in the value of the assets of the Sub-Account due to investment results,

o  minus the daily mortality and expense risk charge,
o minus reductions for the Contract Maintenance Charge deducted on the contract anniversary
o       minus any applicable Transfer fees and
o       minus any withdrawals or Transfers from the Sub-Account.

The value of a Sub-Account's assets is determined at the end of each day that the New York Stock Exchange is open for regular business (a valuation date). A valuation period is the period between successive valuation dates. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on each valuation date and ends at the close of the New York Stock Exchange on the next succeeding valuation date.

The  Variable  Account  Value is  expected to change  from  valuation  period to
valuation  period,   reflecting  the  investment   experience  of  the  selected
Sub-Account(s), as well as the deductions for applicable charges.

Upon allocating Variable Account Values to a Sub-Account you will be credited with variable accumulation units in that Sub-Account. The number of accumulation units you will be credited is determined by dividing the portion of each Contribution allocated to the Sub-Account by the value of an accumulation unit. The value of the accumulation unit is determined and credited at the end of the valuation period during which the Contribution was received.

Each Sub-Account's accumulation unit value is established at the end of each valuation period. It is calculated by multiplying the value of that unit at the end of the prior valuation period by the Sub-Account's Net Investment Factor for the valuation period. The formula used to calculate the Net Investment Factor is discussed in Appendix C.

Unlike a brokerage account, amounts held under a Contract are not covered by the Securities Investor Protection Corporation ("SIPC").

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Transfers
Prior to the Annuity Commencement Date you may Transfer all or part of your Annuity Account Value among and between the Sub-Accounts and the available Guarantee Periods by telephone, by sending a Request to the Schwab Insurance & Annuity Service Center or by calling our touch-tone account and trading service.

Your Request must specify: o the amounts being Transferred,

o the Sub-Account(s) and/or Guarantee Period(s) from which the Transfer is to be made, and

o the Sub-Account(s) and/or Guarantee Period(s) that will receive the Transfer.

Currently, there is no limit on the number of Transfers you can make among the Sub-Accounts and the Guarantee Period Fund during any calendar year. However, we reserve the right to limit the number of Transfers you make.

There is no charge for the first twelve Transfers each calendar year, but there will be a charge of $10 for each additional Transfer made. The charge will be deducted from the amount Transferred. All Transfers made on a single Transaction Date will count as only one Transfer toward the twelve free Transfers. However, if a one-time rebalancing Transfer also occurs on the Transaction Date, it will be counted as a separate and additional Transfer.

A Transfer generally will be effective on the date the Request for Transfer is received by the Schwab Insurance & Annuity Service Center if received before 4:00 p.m. Eastern time. Under current tax law, there will not be any tax liability to you if you make a Transfer.

Transfers involving the Sub-Accounts will result in the purchase and/or cancellation of accumulation units having a total value equal to the dollar amount being Transferred. The purchase and/or cancellation of such units is made using the Variable Account Value as of the end of the valuation date on which the Transfer is effective.

When you make a Transfer from amounts in a Guarantee Period before the Guarantee Period maturity date, the amount Transferred may be subject to a Market Value Adjustment as discussed on page 22. If you request in advance to Transfer amounts from a maturing Guarantee Period upon maturity, your Transfer will not count toward the 12 free Transfers and no Transfer fees will be charged.

Possible Restrictions
We reserve the right without prior notice to modify, restrict, suspend or eliminate the Transfer privileges (including telephone Transfers) at any time.

For example, Transfer restrictions may be necessary to protect you from the negative effect large and/or numerous Transfers can have on portfolio management. Moving significant amounts from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of long-term investment opportunities because the Portfolio must maintain enough cash to cover the cancellation of accumulation units that results from a Transfer out of a Sub-Account. Moving large amounts of money may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by you.

As a result, we reserve the right to require that all Transfer requests be made by you and not by your designee and to require that each Transfer request be made by a separate communication to us. We also reserve the right to require that each Transfer request be submitted in writing and be signed by you. Transfers among the Sub-Accounts may also be subject to such terms and conditions as may be imposed by the Portfolios.

Automatic Custom Transfers
Dollar Cost Averaging
Dollar cost averaging allows you to make systematic Transfers from one Portfolio to any other of the Portfolios. Dollar cost averaging allows you to buy more units when the price is low and fewer units when the price is high. Over time, your average cost per unit may be less than if you invested all your money at one time. However, dollar cost averaging does not assure a greater profit, or any profit, and will not prevent or necessarily alleviate losses in a declining market.

You can set up automatic dollar cost averaging on a monthly, quarterly, semi-annual or annual basis. Your Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract.

If there are insufficient funds in the applicable Sub-Account on the date your Transfer is scheduled, your Transfer will not be made. However, your dollar cost averaging Transfers will resume once there are sufficient funds in the applicable Sub-Account. Dollar cost averaging will terminate automatically when you start taking payouts from the annuity. Dollar cost averaging Transfers are not included in the twelve free Transfers allowed in a calendar year.

Dollar cost averaging Transfers must meet the following conditions:

The minimum amount that can be Transferred out of the selected Sub-Account is $100.

You must:
(1) specify the dollar amount to be  Transferred,

(2) designate the Sub-Account(s)  to which the Transfer  will be made,  and

(3) the percent of the dollar amount to be allocated to each Sub-Account into which you are Transferring money. The accumulation unit values will be determined on the Transfer date.

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Here's how dollar cost averaging works:

 -------- --------- -------- --------
 [OBJECT OContributiUnits    Price
  Month             Purchasedper
                              unit
 -------- --------- -------- --------
 -------- --------- -------- --------
 Jan.      $250       10     $25.00
 -------- --------- -------- --------
 -------- --------- -------- --------
 Feb.       250       12      20.83
 -------- --------- -------- --------
 -------- --------- -------- --------
 Mar.       250       20      12.50
 -------- --------- -------- --------
 -------- --------- -------- --------
 Apr.       250       20      12.50
 -------- --------- -------- --------
 -------- --------- -------- --------
 May        250       15      16.67
 -------- --------- -------- --------
 -------- --------- -------- --------
 June       250       12      20.83
 -------- --------- -------- --------
    Average market value per unit
               $18.06
  Investor's average cost per unit
               $16.85

In the chart above, if all units had been purchased at one time at the highest unit value of $25.00, only 60 units could have been purchased with $1500. By contributing smaller amounts over time, dollar cost averaging allowed 89 units to be purchased with $1500 at an average unit price of $16.85. This investor purchased 29 more units at $1.21 less per unit that the average market value per unit of $18.06.


You may not participate in dollar cost averaging and rebalancer at the same time.

Great-West reserves the right to modify, suspend or terminate dollar cost averaging at any time.

Rebalancer
Over time, variations in each Sub-Account's investment results will change your asset allocation plan percentages. Rebalancer allows you to automatically reallocate your Variable Account Value to maintain your desired asset allocation. Participation in Rebalancer does not assure a greater profit, or any profit, nor will it prevent or necessarily alleviate losses in a declining market.

You can set up rebalancer as a one-time Transfer or on a quarterly, semi-annual or annual basis. If you select to rebalance only once, the Transfer will take place on the Transaction Date of the request. One-time rebalancer Transfers count toward the twelve free Transfers allowed in a calendar year.

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Here's how rebalancer works:
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Suppose  you  purchased   your  annuity  by  allocating   60%  of  your  initial
contribution to stocks; 30% to bonds and 10% to cash equivalents as in the first pie chart below.
       [OBJECT OMITTED]  Stocks - 60%
                         Bonds - 30%
                         Cash - 10%
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Now assume that stock portfolios outperform bond portfolios and cash equivalents over a certain period of time. Over this period, the unequal performance may alter the asset allocation of the above hypothetical plan to look like this:
       [OBJECT OMITTED}  Stocks 67%
                         Bonds 24%
                         Cash - 9%
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Rebalancer automatically reallocates your Variable Account Value to maintain your desired asset allocation. In this example, the portfolio would be re-allocated back to 60% in stocks; 30% in bonds; 10% in cash equivalents.

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If you select to rebalance on a quarterly, semi-annual or annual basis, the first Transfer will be initiated on the Transaction Date one frequency period following the date of the request. For example, if you request quarterly Transfers on January 9, your first Transfer will be made on April 9 and every three months on the 9th thereafter. Transfers will continue on that same day each interval unless terminated by you or for other reasons as set forth in the Contract. Quarterly, semi-annual and annual Transfers will not count toward the 12 free Transfers.

On the Transaction Date for the specified request, assets will be automatically reallocated to the Sub-Accounts you selected. The rebalancer option will terminate automatically when you start taking payouts from the annuity.

Rebalancer Transfers must meet the following conditions:
o       Your entire Variable Account Value must be included.

o You must specify the percentage of your Variable Account Value you'd like allocated to each Sub-Account and the frequency of rebalancing. You may modify the allocations or stop the rebalancer option at any time.

o You may not participate in dollar cost averaging and rebalancer at the same time.

Great-West reserves the right to modify, suspend, or terminate the rebalancer option at any time.

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Cash Withdrawals
You may withdraw all or part of your Annuity Account Value at any time during the life of the Annuitant and prior to the date annuity payouts begin by submitting a written withdrawal request to the Schwab Insurance & Annuity Service Center. Withdrawals are subject to the rules below and federal or state laws, rules or regulations may also apply. The amount payable to you if you surrender your Contract is your Annuity Account Value, with any applicable Market Value Adjustment on the Effective Date of the surrender, less any applicable Premium Tax. No withdrawals may be made after the date annuity payouts begin.

If you request a partial withdrawal, your Annuity Account Value will be reduced by the dollar amount withdrawn. A Market Value Adjustment may apply. Market Value Adjustments are discussed on page 22.

Partial withdrawals are unlimited. However, you must specify the Sub-Account(s) or Guarantee Period(s) from which the withdrawal is to be made. After any partial withdrawal, if your remaining Annuity Account Value is less than $2,000, then a full surrender may be required. The minimum partial withdrawal (before application of the MVA) is $500.

The following terms apply to withdrawals:
o Partial withdrawals or surrenders are not permitted after the date annuity payouts begin.

o A partial  withdrawal or a surrender  will be effective  upon the  Transaction
Date.

o A partial withdrawal or a surrender from amounts in a Guarantee Period may be subject to the Market Value Adjustment provisions, and the Guarantee Period Fund provisions of the Contract.

Withdrawal requests must be in writing with your original signature. If your instructions are not clear, your request will be denied and no withdrawal or partial withdrawal will be processed.

After a withdrawal of all of your Annuity Account Value, or at any time that your Annuity Account Value is zero, all your rights under the Contract will terminate.

Withdrawals to Pay Investment Manager or Financial Advisor Fees
You may request partial withdrawals from your Annuity Account Value and direct us to remit the amount withdrawn directly to your designated Investment Manager or Financial Advisor (collectively "Consultant"). A withdrawal request for this purpose must meet the $500 minimum withdrawal requirements and comply with all terms and conditions applicable to partial withdrawals, as described above. Tax consequences of withdrawals are detailed below, but you should consult a competent tax advisor prior to authorizing a withdrawal from your Annuity Account to pay Consultant fees.

Tax Consequences of Withdrawals
Withdrawals made for any purpose may be taxable--including payments made by us directly to your Consultant.

In addition, the Internal Revenue Code may require us to withhold federal income taxes from withdrawals and report such withdrawals to the IRS. If you request partial withdrawals to pay Consultant fees, your Annuity Account Value will be reduced by the sum of the fees paid to the Consultant and the related withholding.

You may elect, in writing, to have us not withhold federal income tax from withdrawals, unless withholding is mandatory for your Contract. If you are younger than 59 1/2, the taxable portion of any withdrawal is generally considered to be an early withdrawal and is subject to an additional federal penalty tax of 10%.

Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. For details about state withholding, please see "Federal Tax Matters" on page XX.

If you are interested in this Contract as an IRA, please refer to Section 408 of the Internal Revenue Code of 1986, as amended, for limitations and restrictions on cash withdrawals.

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Telephone Transactions
You may make Portfolio Transfer requests by telephone. Telephone Transfer requests received before 4:00 p.m. Eastern time will be made on that day at that day's unit value. Calls completed after 4:00 p.m. Eastern time will be made on the next business day we and the NYSE are open for business, at that day's unit value.

We will use reasonable procedures to confirm that instructions communicated by telephone are genuine, such as: o requiring some form of personal identification prior to acting on instructions, o providing written confirmation of the transaction and/or o tape recording the instructions given by telephone.

If we follow such procedures we will not be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to suspend telephone transaction privileges at any time, for some or all Contracts, and for any reason. Withdrawals are not permitted by telephone.

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Death Benefit
Before the date when annuity payouts begin, the Death Benefit, if any, will be equal to the greater of:

o the Annuity Account Value with an MVA, if applicable, as of the date the request for payout is received, less any Premium Tax, or
o   the  sum  of  Contributions,   less  partial   withdrawals  and/or  periodic
    withdrawals, less any Premium Tax.

The Death Benefit will become payable following our receipt of the Beneficiary's claim in good order. When an Owner or the Annuitant dies before the Annuity Commencement Date and a Death Benefit is payable to a Beneficiary, the Death Benefit proceeds will remain invested according to the allocation instructions given by the Owner(s) until new allocation instructions are requested by the Beneficiary or until the Death Benefit is actually paid to the Beneficiary.

The amount of the Death Benefit will be determined as of the date payouts begin. However, on the date a payout option is processed, the Variable Account Value will be Transferred to the Money Market Sub-Account unless the Beneficiary elects otherwise.

Subject to the distribution rules below, payout of the Death Benefit may be made as follows:

Variable Account Value:
o       payout in a single sum, or
o payout under any of the variable annuity options provided under this Contract.

Fixed Account Value:
o   payout in a single sum that may be subject to a Market Value Adjustment, or

o payout under any of the annuity options provided under this Contract that may be subject to a Market Value Adjustment

Any payment within 6 months of the Guarantee Period Maturity Date will not be subject to a Market Value Adjustment.

In any event, no payout of benefits provided under the Contract will be allowed that does not satisfy the requirements of the Internal Revenue Code and any other applicable federal or state laws, rules or regulations.

Beneficiary
You may select one or more Beneficiaries. If more than one Beneficiary is selected, they will share equally in any Death Benefit payable unless you indicate otherwise. You may change the Beneficiary any time before the Annuitant's death.

A change of Beneficiary will take effect as of the date the request is processed by the Schwab Insurance & Annuity Service Center, unless a certain date is specified by the Owner. If the Owner dies before the request is processed, the change will take effect as of the date the request was made, unless we have already made a payout or otherwise taken action on a designation or change before receipt or processing of such request. A Beneficiary designated irrevocably may not be changed without the written consent of that Beneficiary, except as allowed by law.

The interest of any Beneficiary who dies before the Owner or the Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after the death of an Owner or the Annuitant will also terminate if no benefits have been paid to such Beneficiary, unless the Owner otherwise indicates by request. The benefits will then be paid as though the Beneficiary had died before the deceased Owner or Annuitant. If no Beneficiary survives the Owner or Annuitant, as applicable, we will pay the Death Benefit proceeds to the Owner's estate.

If the Beneficiary is not the Owner's surviving spouse, she/he may elect, not later than one year after the Owner's date of death, to receive the Death Benefit in either a single sum or payout under any of the variable or fixed annuity options available under the Contract, provided that: o such annuity is distributed in substantially equal installments over the life or life expectancy of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary and

o such distributions begin not later than one year after the Owner's date of death. If an election is not received by Great-West from a non-spouse Beneficiary and substantially equal installments begin no later than one year after the Owner's date of death, then the entire amount must be distributed within five years of the Owner's date of death. The Death Benefit will be determined as of the date the payouts begin.

If a corporation or other non-individual entity is entitled to receive benefits upon the Owner's death, the Death Benefit must be completely distributed within five years of the Owner's date of death.

Distribution of Death Benefit
Death of Annuitant
Upon the death of the Annuitant while the Owner is living, and before the Annuity Commencement Date, we will pay the Death Benefit to the Beneficiary unless there is a Contingent Annuitant.

If a Contingent Annuitant was named by the Owner(s) prior to the Annuitant's death, and the Annuitant dies before the Annuity Commencement Date while the Owner and Contingent Annuitant are living, no Death Benefit will be payable and the Contingent Annuitant will become the Annuitant.

If the Annuitant dies after the date annuity payouts begin and before the entire interest has been distributed, any benefit payable must be distributed to the Beneficiary according to and as rapidly as under the payout option which was in effect on the Annuitant's date of death.

If the deceased Annuitant is an Owner, or if a corporation or other non-individual is an Owner, the death of the Annuitant will be treated as the death of an Owner and the Contract will be subject to the "Death of Owner" provisions described below.

Death of Owner Who Is Not the Annuitant
If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner, the Joint Owner becomes the Owner and Beneficiary and the Death Benefit will be paid to the Joint Owner or the Joint Owner may elect to take the Death Benefit or to continue the Contract in force.

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Contingent Annuitant
While the Annuitant is living, you may, by Request,
designate or change a Contingent Annuitant from time
to time. A change of Contingent Annuitant will take
effect as of the date the request is processed at the
Schwab Insurance & Annuity Service Center, unless a
certain  date  is  specified  by the  Owner(s).  Please
note, you  are  not   required  to   designate  a
Contingent Annuitant.
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If the Owner dies after annuity payouts commence and before the entire interest has been distributed while the Annuitant is living, any benefit payable will continue to be distributed to the Annuitant as rapidly as under the payout option applicable on the Owner's date of death. All rights granted the Owner under the Contract will pass to any surviving Joint Owner and, if none, to the Annuitant.

In all other cases, we will pay the Death Benefit to the Beneficiary even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), the Annuitant and/or the Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

Death of Owner Who Is the Annuitant
If there is a Joint Owner who is the surviving spouse of the deceased Owner and a Contingent Annuitant, the Joint Owner becomes the Owner and the Beneficiary, the Contingent Annuitant will become the Annuitant, and the Contract will continue in force.

If there is a Joint Owner who is the surviving spouse and the Beneficiary of the deceased Owner but no Contingent Annuitant, the Joint Owner will become the Owner, Annuitant and Beneficiary and may elect to take the Death Benefit or continue the Contract in force.

In all other cases, we will pay the Death Benefit to the Beneficiary, even if a Joint Owner (who was not the Owner's spouse on the date of the Owner's death), Annuitant and/or Contingent Annuitant are alive at the time of the Owner's death, unless the sole Beneficiary is the deceased Owner's surviving spouse who may elect to become the Owner and Annuitant and to continue the Contract in force.

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Charges and Deductions
No amounts will be deducted from your Contributions except for any applicable Premium Tax. As a result, the full amount of your Contributions (less any applicable Premium Tax) are invested in the Contract.

As more fully described below, charges under the Contract are assessed only as deductions for:

o       Premium Tax, if applicable,
o       Certain Transfers,
o       a Contract Maintenance Charge, and
o charges against your Variable Account Value for our assumption of mortality and expense risks.

Mortality and Expense Risk Charge
We deduct a Mortality  and Expense  Risk  Charge from in your  Variable  Account
Value at the end of each valuation period to compensate us for bearing certain mortality and expense risks under the Contract. This is a daily charge equal to an effective annual rate of 0.85%. The approximate portion of this charge attributable to mortality risks is 0.68%. The approximate portion of this charge estimated to be attributable to expense risk is 0.17%. We guarantee that this charge will never increase beyond 0.85%.

The Mortality and Expense Risk Charge is reflected in the unit values of each of your variable options. Thus, this charge will continue to be applicable should you choose a variable annuity payout option or the periodic withdrawal option.

Annuity Account Values and annuity payouts are not affected by changes in actual mortality experience incurred by us. The mortality risks assumed by us arise from our contractual obligations to make annuity payouts determined in accordance with the annuity tables and other provisions contained in the Contract. This means that you can be sure that neither the Annuitant's longevity nor an unanticipated improvement in general life expectancy will adversely affect the annuity payouts under the Contract.

We bear substantial risk in connection with the Death Benefit before the Annuity Commencement Date.

The expense risk assumed is the risk that our actual expenses in administering the Contracts and the Series Account will be greater than anticipated or that they will exceed the amount recovered through the Contract Maintenance Charge plus the amount, if any, recovered through Transfer fees.

If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on us. If this charge is more than sufficient, any excess will be profit to us. Currently, we expect a profit from this charge. Our expenses for distributing the Contracts will be borne by our general assets, including any profits from this charge.

Contract Maintenance Charge
We currently deduct a $25 annual Contract Maintenance Charge from the Annuity Account Value on each Contract anniversary date for accounts under $50,000. This charge partially covers our costs for administering the Contracts and the Series Account. Once you have started receiving payouts from the annuity, this charge will stop unless you choose the periodic withdrawal option.

The Contract Maintenance Charge is deducted from the portion of your Annuity Account Value allocated to the Schwab Money Market Sub-Account. If the portion of your Annuity Account Value in this Sub-Account is not sufficient to cover the Contract Maintenance Charge, then the charge or any portion of it will be deducted on a pro rata basis from all your Sub-Accounts with current value. If the entire Annuity Account is held in the Guarantee Period Fund or there are not enough funds in any Sub-Account to pay the entire charge, then the Contract Maintenance Charge will be deducted on a pro rata basis from amounts held in all Guarantee Periods. There is no MVA on amounts deducted from a Guarantee Period for the Contract Maintenance Charge.

The Contract Maintenance Charge is currently waived for Contracts with an Annuity Account Value of at least $50,000. If your Annuity Account Value falls below $50,000, the Contract Maintenance Charge will be reinstated until such time as your Annuity Account Value is equal to or greater than $50,000. We do not expect a profit from amounts received from the Contract Maintenance Charge.

Transfer Fee
There will be a $10 charge for each Transfer in excess of 12 Transfers in any calendar year. We do not expect a profit from the Transfer fee.

Expenses of the Portfolios
The value of the assets in the Sub-Accounts reflect the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the Portfolios are found in the Portfolios' Prospectuses.

Premium Tax
We may be required to pay state Premium Taxes or retaliatory taxes currently ranging from 0% to 3.5% in connection with Contributions or values under the Contracts. Depending upon applicable state law, we will deduct charges for the Premium Taxes we incur with respect to your Contributions, from amounts withdrawn, or from amounts applied on the Payout Commencement Date. In some states, charges for both direct Premium Taxes and retaliatory Premium Taxes may be imposed at the same or different times with respect to the same Contribution, depending on applicable state law.

Other Taxes
Under present laws, we will incur state or local taxes (in addition to the Premium Tax described above) in several states. No charges are currently made for taxes other than Premium Tax. However, we reserve the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that we determine to be attributable to the Contract.

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Payout Options
During the Distribution Period, you can choose to receive payouts in four ways--through periodic withdrawals, variable annuity payouts, fixed annuity payouts or in a single, lump-sum payment.

You may change the Payout Commencement Date within 60 days prior to commencement of payouts or your Beneficiary may change it upon the death of the Owner.

If this is an IRA, payouts which satisfy the minimum distribution requirements of the Internal Revenue Code must begin no later than when you become age 70 1/2.

Periodic Withdrawals
You may request that all or part of the Annuity Account Value be applied to a periodic withdrawal option. The amount applied to a periodic withdrawal is the Annuity Account Value with any applicable MVA, less Premium Tax, if any.

In requesting periodic withdrawals, you must elect:
o The  withdrawal  frequency  of either 1-,  3-, 6- or  12-month  intervals

o A minimum withdrawal amount of at least $100 o The calendar day of the month on which withdrawals will be made

o One of the periodic withdrawal payout options discussed below-- you may change the withdrawal option and/or the frequency once each calendar year

Your withdrawals may be prorated across the Guarantee Period Fund (if applicable) and the Sub-Accounts in proportion to their assets. Or, they can be made specifically from the Guarantee Period Fund and specific Sub-Account(s) until they are depleted. Then, we will automatically prorate the remaining withdrawals against any remaining Guarantee Period Fund and Sub-Account assets unless you request otherwise.

While periodic withdrawals are being received:
o You may continue to exercise all contractual rights, except that no Contributions may be made.
o A Market Value Adjustment, if applicable, will be assessed for periodic withdrawals from Guarantee Periods six or more months prior to its Guarantee Period maturity date.
o You may keep the same investment options as were in force before periodic withdrawals began.
o       Charges and fees under the Contract continue to apply.
o Maturing Guarantee Periods renew into the shortest Guarantee Period then available.

Periodic withdrawals will cease on the earlier of the date:
o       the amount elected to be paid under the option selected has been reduced to zero.
o       the Annuity Account Value is zero.
o       You request that withdrawals stop.
o       The Owner or the Annuitant dies.

If periodic withdrawals stop, you may resume making Contributions. However, we may limit the number of times you may restart a periodic withdrawal program.

Periodic withdrawals made for any purpose may be taxable, subject to withholding and to the 10% federal penalty tax if you are younger than age 59 1/2. IRAs are subject to complex rules with respect to restrictions on and taxation of distributions, including penalty taxes.

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If you choose to receive payouts from your annuity through periodic withdrawals, you may select from the following payout options: o Income for a specified period (at least 36 months)--You elect the length of time over which withdrawals will be made. The amount paid will vary based on the duration you choose.

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o Income of a specified amount (at least 36 months)--You elect the dollar amount of the withdrawals. Based on the amount elected, the duration may vary.
o Interest only--Your withdrawals will be based on the amount of interest credited to the Guarantee Period Fund between withdrawals. Available only if 100% of your Account Value is invested in the Guarantee Period Fund.
o   Minimum  distribution--If  you are using this  Contract  as an IRA,  you may request  minimum  distributions  as specified  under  Internal  Revenue Code
    Section 401(a)(9).
o Any other form of periodic withdrawal acceptable to Great-West which is for a period of at least 36 months.
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In accordance with the provisions outlined in this section, you may request a periodic withdrawal to remit fees paid to your Investment Manager or Financial Advisor. There may be income tax consequences to any periodic withdrawal made for this purpose. Please see "Cash Withdrawals" on page XX. Annuity Payout Information You can choose the date you'd like annuity payouts to start either when you purchase the Contract or at a later date. The date you choose must be at least one year after your initial Contribution. If you do not select a payout start date, payouts will begin on the first day of the month of the Annuitant's 91st birthday. You can change your selection at any time up to 30 days before the annuity date you selected.

If you have not elected a payout option within 30 days of the Annuity Commencement Date, the portion of your Annuity Account Value held in your Fixed Account will be paid out as a fixed life annuity with a guarantee period of 20 years. The Annuity Account Value held in the Sub-Account(s) will be paid out as a variable life annuity with a guarantee period of 20 years.

The  amount  to be  paid  out is  the  Annuity  Account  Value  on  the  Annuity
Commencement Date. The minimum amount that may be withdrawn from the Annuity Account Value to purchase an annuity payout option is $2,000 with a Market Value Adjustment, if applicable. If after the Market Value Adjustment, your Annuity Account Value is less than $2,000, we may pay the amount in a single sum subject to the Contract provisions applicable to a partial withdrawal.


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If you choose to receive variable annuity payouts from your annuity, you may select from the following payout options:

o Variable life annuity with guaranteed period--This option provides for monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years.

o Variable life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity terminates with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due.
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Under an annuity payout option, you can receive payouts monthly, quarterly, semi-annually or annually in payments which must be at least $50. We reserve the right to make payouts using the most frequent payout interval which produces a payout of at least $50.

Amount of First Variable Payout
The first payout under a variable annuity payout option will be based on the value of the amounts held in each Sub-Account on the 5th valuation date preceding the Annuity Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the payout option.

For annuity options involving life income, the actual age and/or gender of the Annuitant will affect the amount of each payout. We reserve the right to ask for satisfactory proof of the Annuitant's age. We may delay annuity payouts until satisfactory proof is received. Since payouts to older Annuitants are expected to be fewer in number, the amount of each annuity payout under a selected annuity form will be greater for older Annuitants than for younger Annuitants.

If the age of the Annuitant has been misstated, the payouts established will be made on the basis of the correct age. If payouts were too large because of misstatement, the difference with interest may be deducted by us from the next payout or payouts. If payouts were too small, the difference with interest may be added by us to the next payout. This interest is at an annual effective rate which will not be less than the Guaranteed Interest Rate.

Variable Annuity Units
The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payout by its Annuity Unit value on the 5th valuation date preceding the date the first payout is due. The number of Annuity Units used to calculate each payout for a Sub-Account remains fixed during the Annuity Payout Period.

Amount of variable payouts after the first payout
Payouts after the first will vary depending upon the investment performance of the Sub-Accounts. The subsequent amount paid from each Sub-Account is determined by multiplying (a) by (b) where (a) is the number of Sub-Account Annuity Units to be paid and (b) is the Sub-Account Annuity Unit value on the 5th valuation date preceding the date the annuity payout is due. The total amount of each variable annuity payout will be the sum of the variable annuity payouts for each Sub-Account. We guarantee that the dollar amount of each payout after the first will not be affected by variations in expenses or mortality experience.

Transfers after the variable Annuity Commencement Date
Once annuity payouts have begun, no Transfers may be made from a fixed annuity payout option to a variable annuity payout option, or vice versa. However, for variable annuity payout options, Transfers may be made within the variable annuity payout option among the Sub-Accounts. Transfers after the Annuity Commencement Date will be made by converting the number of Annuity Units being Transferred to the number of Annuity Units of the Sub-Account to which the Transfer is made. The result will be that the next annuity payout, if it were made at that time, would be the same amount that it would have been without the Transfer. Thereafter, annuity payouts will reflect changes in the value of the new Annuity Units.

Other restrictions
Once payouts start under the annuity payout option you select:
o       no changes can be made in the payout option,
o       no additional Contributions will be accepted under the Contract and
o no further withdrawals, other than withdrawals made to provide annuity benefits, will be allowed.

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If you choose to receive fixed annuity payouts from your annuity, you may select from the following payout options:

   o Income of specified amount--The amount applied under this option may be paid in equal annual, semi-annual, quarterly or monthly installments in the dollar amount elected for not more than 240 months.

o Income for a specified period--Payouts are paid annually, semi-annually, quarterly or monthly, as elected, for a selected number of years not to exceed 240 months.

o Fixed life annuity with guaranteed period--This option provides monthly payouts during a guaranteed period or for the lifetime of the Annuitant, whichever is longer. The guaranteed period may be 5, 10, 15 or 20 years.

o Fixed life annuity--This option provides for monthly payouts during the lifetime of the Annuitant. The annuity ends with the last payout due prior to the death of the Annuitant. Since no minimum number of payouts is guaranteed, this option may offer the maximum level of monthly payouts. It is possible that only one payout may be made if the Annuitant died before the date on which the second payout is due.
o       Any other form of a fixed annuity acceptable to us.
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A portion or the entire amount of the annuity payouts may be taxable as ordinary income. If, at the time the annuity payouts begin, we have not received a proper written election not to have federal income taxes withheld, we must by law withhold such taxes from the taxable portion of such annuity payouts and remit that amount to the federal government (an election not to have taxes withheld is not permitted for certain Qualified Contracts). State income tax withholding may also apply. Please see "Federal Tax-Matters" below for details.


Annuity IRAs
The  annuity  date  and  options   available  for  IRAs  may  be  controlled  by
endorsements, the plan documents, or applicable law.

Under the Internal Revenue Code, a Contract purchased and used in connection with an Individual Retirement Account or with certain other plans qualifying for special federal income tax treatment is subject to complex "minimum distribution" requirements. Under a minimum distribution plan, distributions must begin by a specific date and the entire interest of the plan participant must be distributed within a certain specified period of time. The application of the minimum distribution requirements vary according to your age and other circumstances.

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Seek Tax Advice
The following discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The federal income tax consequences discussed here reflect our understanding of current law and the law may change. Federal estate tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under a Contract depend on your individual circumstances or the circumstances of the person who receives the distribution. A tax adviser should be consulted for further information.

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Federal Tax Matters
The following discussion is a general description of federal income tax considerations relating to the Contracts and is not intended as tax advice. This discussion assumes that the Contract qualifies as an annuity contract for federal income tax purposes. This discussion is not intended to address the tax consequences resulting from all situations. If you are concerned about these tax implications relating to the ownership or use of the Contract, you should consult a competent tax adviser before initiating any transaction.

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Because tax laws, rules and regulations are constantly changing, we do not make any guarantees about the Contract's tax status.
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This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.

The Contract may be purchased on a non-tax qualified basis ("Non-Qualified Contract") or purchased and used in connection with IRAs. The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payouts, and on the economic benefit to you, the Annuitant, or the Beneficiary may depend on the type of Contract, and on the tax status of the individual concerned.

Certain requirements must be satisfied in purchasing an Annuity IRA and receiving distributions from an Annuity IRA in order to continue receiving favorable tax treatment. As a result, purchasers of Annuity IRAs should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that an Annuity IRA is purchased with proceeds and/or Contributions that qualify for the intended special federal income tax treatment.

Taxation of Annuities
Section 72 of the Internal Revenue Code governs taxation of annuities. You, as a "natural person" will not generally be taxed on increases, if any, in the value of your Annuity Account Value until a distribution occurs by withdrawing all or part of the Annuity Account Value (for example, withdrawals or annuity payouts under the annuity payout option elected). However, under certain circumstances, you may be subject to taxation currently. In addition, an assignment, pledge, or agreement to assign or pledge any portion of the Annuity Account Value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payout or an annuity) is taxable as ordinary income. An IRA Contract may not be assigned as collateral.

If the Contract is not owned by a natural person (for example, a corporation or certain trusts), you generally must include in income any increase in the excess of the Annuity Account Value over the "investment in the Contract" (discussed below) during each taxable year. The rule does not apply where the non-natural person is the stated Owner of a Contract and the beneficial Owner is a natural person.

The rule also does not apply where:
o       The annuity Contract is acquired by the estate of a decedent
o       The Contract is held under an IRA.
o       The Contract is a qualified funding asset for a structured settlement.
o The Contract is purchased on behalf of an employee upon termination of a qualified plan.

The following discussion generally applies to a Contract owned by a natural person.

Withdrawals
In the case of a withdrawal under an IRA, including withdrawals under the periodic withdrawal option, a portion of the amount received may be non-taxable. The amount of the non-taxable portion is generally determined by the ratio of the "investment in the Contract" to the individual's total accrued benefit under the plan. The "investment in the Contract" generally equals the amount of any nondeductible Contributions paid by or on behalf of any individual. Special tax rules may be available for certain distributions from an IRA.

With respect to Non-Qualified Contracts, partial withdrawals, including periodic withdrawals, are generally treated as taxable income to the extent that the Annuity Account Value immediately before the withdrawal exceeds the "investment in the Contract" at that time. If a partial withdrawal is made from a Guarantee Period which is subject to a Market Value Adjustment, then the Annuity Account Value immediately before the withdrawal will not be altered to take into account the Market Value Adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Annuity Account Value will not reflect the amount, if any, deducted from or added to the Guarantee Period due to the Market Value Adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the Contract." The taxable portion of any annuity payout is taxed at ordinary income tax rates.

Annuity payouts
Although the tax consequences may vary depending on the annuity form elected under the Contract, in general, only the portion of the annuity payout that represents the amount by which the Annuity Account Value exceeds the "investment in the Contract" will be taxed. After the investment in the Contract is recovered, the full amount of any additional annuity payouts is taxable. For fixed annuity payouts, in general there is no tax on the portion of each payout which represents the same ratio that the "investment in the Contract" bears to the total expected value of the annuity payouts for the term of the payouts. However, the remainder of each annuity payout is taxable. Once the investment in the Contract has been fully recovered, the full amount of any additional annuity payouts is taxable.

Penalty tax

For distributions from a Non-Qualified Contract, there may be a federal income tax penalty imposed equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

o       Made on or after the date on which the Owner reaches age 59 1/2.

o       Made as a result of death or disability of the Owner.

o Received in substantially equal periodic payouts (at least annually) for your life expectancy or the joint life expectancies of you and the Beneficiary.

Other   exemptions  or  tax  penalties  may  apply  to   distributions   from  a
Non-Qualified Contract or certain distributions from an IRA. For more details regarding these exemptions or penalties consult a competent tax adviser.

Taxation of Death Benefit proceeds
Amounts may be distributed from the Contract because of the death of an Owner or the Annuitant. Generally such amounts are included in the income of the recipient as follows:

If distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above.

If distributed under an annuity form, they are taxed in the same manner as annuity payouts, as described above.

Distribution at death
In order to be treated as an annuity contract, the terms of the Contract must provide the following two distribution rules:

If the Owner dies before the date annuity payouts start, your entire interest must generally be distributed within five years after the date of your death. If payable to a designated Beneficiary, the distributions may be paid over the life of that designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as payouts start within one year of your death. If the sole designated Beneficiary is your spouse, the Contract may be continued in the name of the spouse as Owner.

If the Owner dies on or after the date annuity payouts start, and before the entire interest in the Contract has been distributed, the remainder of your interest will be distributed on the same or on a more rapid schedule than that provided for in the method in effect on the date of death.

If the Owner is not an individual, then for purposes of the distribution at death rules, the Primary Annuitant is considered the Owner. In addition, when the Owner is not an individual, a change in the Primary Annuitant is treated as the death of the Owner.

Distributions made to a Beneficiary upon the Owner's death from an IRA must be made pursuant to the rules in Section 401(a)(9) of the Internal Revenue Code.

Transfers, assignments or exchanges
A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in adverse tax consequences that are not discussed in this Prospectus.

Multiple Contracts
All deferred, Non-Qualified Annuity Contracts that are issued by Great-West (or our affiliates) to the same Owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount.

Withholding
Annuity distributions generally are subject to withholding at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Certain distributions from IRAs are subject to mandatory federal income tax withholding.

Section 1035 Exchanges
Internal Revenue Code Section 1035 provides that no gain or loss shall be recognized on the exchange of one insurance contract for another. Generally, contracts issued in an exchange for another annuity contract are treated as new for purposes of the penalty and distribution at death rules.

Individual Retirement Annuities
The Contract may be used with IRAs as described in Section 408 of the Internal Revenue Code. Section 408 of the Internal Revenue Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Also, certain kinds of distributions from certain types of qualified and non-qualified retirement plans may be "rolled over" following the rules set out in the Internal Revenue Code. If you purchase this Contract for use with an IRA, you will be provided with supplemental information. And, you have the right to revoke your purchase within seven days of purchase of the IRA Contract.

If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, if a Contract is purchased to fund an IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. You should consult your tax adviser concerning these matters.

Various tax penalties may apply to Contributions in excess of specified limits, distributions that do not satisfy specified requirements, and certain other transactions. The Contract will be amended as necessary to conform to the requirements of the Internal Revenue Code if there is a change in the law. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.

When you make your initial Contribution, you must specify whether you are purchasing a Non-Qualified Contract or an IRA. If the initial Contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information with regard to the federal income tax status of the previous annuity contract.

We will require that you purchase separate Contracts if you want to invest money qualifying for different annuity tax treatment under the Internal Revenue Code. For each separate Contract you will need to make the required minimum initial Contribution. Additional Contributions under the Contract must qualify for the same federal income tax treatment as the initial Contribution under the Contract. We will not accept an additional Contribution under a Contract if the federal income tax treatment of the Contribution would be different from the initial Contribution.

If a Contract is issued in connection with an employer's Simplified Employee Pension plan, Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any of the benefits under the Contract will be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contract.

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Assignments or Pledges
Generally, rights in the Contract may be assigned or pledged for loans at any time during the life of the Annuitant. However, if the Contract is an IRA, you may not assign the Contract as collateral.

If a non-IRA Contract is assigned, the interest of the assignee has priority over your interest and the interest of the Beneficiary. Any amount payable to the assignee will be paid in a single sum.

A copy of any assignment must be submitted to the Schwab Insurance & Annuity Service Center. All assignments are subject to any action taken or payout made by Great-West before the assignment was processed. We are not responsible for the validity or sufficiency of any assignment.

If any portion of the Annuity Account Value is assigned or pledged for a loan, it may be treated as a distribution. Please consult a competent tax adviser for further information.

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Performance Data
From time to time, we may advertise yields and average annual total returns for the Sub-Accounts. In addition, we may advertise the effective yield of the Schwab Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.

Money Market Yield
The yield of the Schwab Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified 7-day period. It is calculated by assuming that the income generated for that seven-day period is generated each 7-day period over a period of 52 weeks and is shown as a percentage of the investment.

The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

Average Annual Total Return
The table on the following page illustrates standardized and non-standardized average annual total return for one-, three-, five- and ten-year periods (or since inception, as appropriate) ended December 31, 1998. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.

Both the standardized and non-standardized data reflect the deduction of all fees and charges under the Contract. The standardized data is calculated from the inception date of the Sub-Account and the non-standardized data is calculated for periods preceding the inception date of the Sub-Account. Some of the Sub-Accounts do not have standardized performance information. Such data will be provided when it becomes available. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.



                                Performance Data
Sub-Account      1 year   3 years   5 years   10 years    Since        Inception Date       Since        Inception
                                                     Inception of          of         Inception of      Date of
                                                     Sub-Account       Sub-Account     Underlying     Underlying
                                                                                       Portfolio      Portfolio
Alger American Growth Portfolio                                         11/1/96                        1/9/89
American Century VP International                                       11/1/96                        5/1/94
Berger IPT-Small Company Growth Fund                                    4/30/97                        5/1/96
Federated American Leaders Fund II                                      11/1/96                        2/1/94
Federated Fund for U.S. Government                                      11/1/96                        3/29/94
Securities II
Federated Utility Fund II                                               4/30/97                        4/14/94
INVESCO VIF-High Yield Portfolio                                        11/1/96                        5/27/94
INVESCO VIF-Industrial Income                                           11/1/96                        8/10/94
Portfolio
Janus Aspen Growth Portfolio                                            11/1/96                        9/13/93
Janus Aspen Worldwide Growth                                            11/1/96                        9/13/93
Portfolio
Montgomery Variable Series: Growth                                      11/1/96                        2/9/96
Fund
SAFECO RST Equity Portfolio                                             4/30/97                        4/3/87
Schwab MarketTrack Growth Portfolio                                     11/1/96                        11/1/96
II
Schwab S&P 500 Portfolio                                                11/1/96                        11/1/96
Van Kampen American Capital                                             9/15/97                        7/3/95
LIT-Morgan Stanley Real Estate
Securities Portfolio

Performance information and calculations for any Sub-Account are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to a Sub-Account during a particular time period. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests and the market conditions during the given time period. It should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:

o the ranking of or asset allocation/investment strategy any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and

o the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

We may from time to time also disclose cumulative (non-annualized) total returns, yield and standard total returns for the Sub-Accounts.

We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Series Account commenced operations.

For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

--------------------------------------------------------------------------------

Distribution of the Contracts

Charles Schwab & Co., Inc. (Schwab) is the principal underwriter and distributor of the Contracts. Schwab is registered with the Securities and Exchange Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Its principal offices are located at 101 Montgomery, San Francisco, California 94104, telephone 800-838-0650.

Certain administrative services are provided by Schwab to assist Great-West in processing the Contracts. These services are described in written agreements between Schwab and Great-West. Great-West has agreed to indemnify Schwab (and its agents, employees, and controlling persons) for certain damages arising out of the sale of the Contracts, including those arising under the securities laws.

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Selected Financial Data
The following is a summary of certain financial data of Great-West. This summary has been derived in part from, and should be read in conjunction with, the financial statements of Great-West included at the end this Prospectus.


                                     Selected financial data
                                     Years ended December 31
                                          (in millions)
                                       1997        1996         1995         1994         1993
Income statement data
Premiums and other income             $1,279     $ 1,199     $  1,067     $ 1,000      $    696
Net investment income                    897         837          835         768           792
Realized investment gains (losses)        10         (21)           8         (72)           25
                                    ----------- -----------  -----------  -----------  -----------
Total Revenues                         2,186       2,015        1,910       1,696         1,513

Total benefits and expenses            1,930       1,824        1,733       1,593         1,417
Income tax expense                        97          56           49          29            31
                                    ----------- -----------  -----------  -----------  -----------
Net Income                           $   159    $     135    $     128    $      74    $      65

Balance sheet data
Investment assets                    $13,206     $12,717      $12,473     $11,791       $11,592
Separate account assets             7,847          5,485        3,999       2,555         1,680
Total assets                          22,078      19,351       17,682      15,616        14,296
Total policyholder liabilities        11,791      11,687       11,492      10,929        10,592
Total shareholder's equity             1,186       1,034          993         777           821

Management's Discussion and Analysis of Financial Condition and Results of Operations Great-West Life & Annuity Insurance Company Great-West Life & Annuity Insurance Company is a stock life insurance company originally organized under the laws of the State of Kansas in 1907 as the National Interment Association. Its name was changed to Ranger National Life Insurance Company and to Insuramerica Corporation prior to changing to its current name in 1982. In September of 1990, Great-West re-domesticated and is now organized under the laws of the State of Colorado. Great-West ranks in the top 2% of all U.S. life insurers in terms of assets.

Great-West is authorized to engage in the sale of life insurance, accident and health insurance and annuities. It is qualified to do business in all states in the United States except New York, and in the District of Columbia, Puerto Rico, U.S. Virgin Islands and Guam. Great-West conducts business in New York through First Great-West Life & Annuity Insurance Company, a subsidiary New York life insurance company.

Great-West is an indirect wholly owned subsidiary of The Great-West Life Assurance Company. The Great-West Life Assurance Company is a subsidiary of Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is in turn a subsidiary of Power Financial Corporation, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

Great-West operates in one business segment as a provider of life, health and annuity products; however, the business operations of Great-West will be discussed in terms of its major business units, which are:

Employee Benefits--Life, health, disability income and 401(k) products for group clients.

Financial Services--Accumulation and payout annuity products for both group and individual clients, primarily in the public/non-profit sector, as well as insurance products for individual clients.

Investment Operations--Management of assets, both general account and separate accounts which segregate, from Great-West's general account, the assets and liabilities of contractholders of variable products ("Separate Accounts").

Management's discussion and analysis of financial condition and results of operations of Great-West for the three years ended December 31, 1997 follows. In connection with, and because it desires to take advantage of, the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Great-West cautions readers regarding certain forward-looking statements contained in the following discussion and elsewhere in this report and in any other statements made by, or on behalf of, Great-West, whether or not in future filings with the SEC. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe," or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent Great-West's beliefs concerning future or projected levels of sales of Great-West's products, investment spreads or yields, or the earnings or profitability of Great-West's activities.

Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Great-West's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Great-West. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to Great-West specifically, such as credit, volatility and other risks associated with Great-West's investment portfolio, and other factors. Other risks and uncertainties are discussed in documents filed by Great-West with the SEC.

Comparison of Years Ended December 31, 1997 and 1996
Great-West's consolidated net income for 1997 increased $24.4 million or 18% to $158.8 million, when compared to 1996.

Premiums and other income increased 7% from $1,199.2 million in 1996 to $1,278.9 million in 1997. The increase was primarily due to growth in individual participating insurance premiums and an increase in fee income from assets under management.

Net investment income increased $61.0 million from $836.6 million in 1996 to $897.6 million in 1997. This change reflected improved interest income on investments and additional investment management fees recognized in prior years by Great-West Life.

Great-West's realized investment gains (losses) changed from a net realized loss of $21.1 million in 1996 to a net realized gain of $9.8 million in 1997. The decrease in interest rates in 1997 resulted in realized gains on the sale of fixed maturities totaling $16.0 million, while higher interest rates contributed to $11.6 million of fixed maturity losses recorded in 1996. There was also a 28% improvement in the provision for asset losses as the change in the provision was reduced from $10.6 million in 1996 to $7.6 million in 1997.

Total benefits and expenses includes life and other policy benefits, increases in reserves, interest paid or credited to contractholders, expenses, and dividends to policyholders. The increase of 6% from $1,824.3 million in 1996 to $1,929.9 million in 1997 was primarily the result of increased operating expenses associated with the cost of developing HMOs, system enhancements, and developing FASCorp's business.

In October 1996 Great-West recaptured certain pieces of an individual participating block of business previously reinsured to Great-West Life. In June 1997 Great-West recaptured all remaining pieces of that block of business. Great-West recorded various assets and liabilities related to the recaptures as discussed in Note 2 to the financial statements. In recording the recaptures, both life insurance premiums and benefits were increased by the amounts recaptured ($155.8 million and $164.8 million in 1997 and 1996, respectively). Consequently, the net financial results of Great-West were not impacted by recording the reinsurance transactions.

Included in the 1997 and 1996 results of operations was the effect of a release of $47.8 million and $25.6 million for 1997 and 1996, respectively, from a previously recorded contingent tax liability that Great-West assumed from Great-West Life in 1993 (see Note 10 to the financial statements). Of the $47.8 million released in 1997, $15.1 million was attributable to participating policyholders and reflected as a liability on the balance sheet.

In addition to the contingent tax liability release, Great-West also in the normal course of business reviewed its deferred tax assets and liabilities and increased its deferred tax liability by $21.6 million in 1997 (of which $10.1 million was attributable to participating policyholders), which resulted in a $11.5 million reduction in net income.

The effect of the non-recurring transactions described above was to decrease net income by $4.4 million from 1996 to 1997. Excluding the effect of these transactions, the growth in net income reflected higher variable fee income from assets under management, improved investment income, increased realized capital gains and favorable mortality.

The effective income tax rates were affected by the release of the contingent tax liability discussed above in 1997 and 1996 as these amounts were not taxable, although the increase in the deferred tax liability discussed above negated the impact of the 1997 release.

Comparison of Years Ended December 31, 1996 and 1995
Great-West's 1996 consolidated net income increased 5% to $134.6 million, when compared to 1995.

Premiums and other income increased 12% from $1,067.4 million in 1995 to $1,199.2 million in 1996. The 1996 premiums included $164.8 million of reinsurance premium associated with the recapture of a block of participating individual insurance business from Great-West Life. This transaction did not impact consolidated net income, as it was offset by an increase in reserves (see discussion of policy benefits below).As a result, premiums and other income from operations were down from 1995 levels, which reflects a 7% reduction in group life and health premiums due to high termination rates associated with price sensitivity and competition from managed care companies.

Net investment income increased $1.5 million from $835.1 million in 1995 to $836.6 million in 1996. This change reflected an increase in the amount of invested assets of $243.8 million, which was largely offset by a lower effective yield on investments purchased in late 1995 and early 1996. The increase in invested assets is primarily the result of growth in policy loans on the Corporate-Owned Life Insurance (COLI) business.

Great-West's realized investment gains (losses) changed from a net realized gain of $7.5 million in 1995 to a net realized loss of $21.1 million in 1996. The increase in interest rates in 1996 resulted in realized losses on the sale of fixed maturities totaling $11.6 million, while lower interest rates contributed to $28.2 million of fixed maturity gains recorded in 1995. The 50% improvement in the provision for asset losses helped to partially offset the fixed maturities capital losses, as the change in provision was reduced from $22.0 million in 1995 to $10.6 million in 1996.

Total benefits and expenses includes life and other policy benefits, increase in reserves, interest paid or credited to contractholders, expenses, and dividends to policyholders. The increase of 5% from $1,733.3 million in 1995 to $1,824.3 million in 1996 is primarily the result of the increase in reserves of $164.8 million associated with the recapture of insurance from Great-West Life. After this adjustment the total benefits and expenses actually decreased from 1995 to 1996. This is the result of a reduction in group health claims which is consistent with the premium decrease discussed previously.

Net income in 1996 also reflects a $25.6 million release of a previously recorded contingent liability that Great-West assumed from Great-West Life in 1993. The release was triggered by the resolution of 1988 and 1989 tax issues with the Internal Revenue Service.

The effective income tax rates were reduced in 1996 by the release of the contingent liability which was not taxable and in 1995 by the release of a $13.3 million deferred tax valuation allowance in a subsidiary investment company.

Investment Operations
Great-West's primary investment objective is to acquire assets whose duration and cash flow reflects the characteristics of Great-West's liabilities, while meeting industry, size, issuer and geographic diversification standards. Formal liquidity and credit quality parameters have also been established.

Great-West follows rigorous procedures to control interest rate risk and observes strict asset and liability matching guidelines. These guidelines are designed to ensure that even in changing interest rate environments,
Great-West's assets will always be able to meet the cash flow and income requirements of its liabilities. Through dynamic modeling, using state-of-the-art software to analyze the effects of a wide range of possible market changes upon investments and policyholder benefits, Great-West ensures that its investment portfolio is appropriately structured to fulfill financial obligations to its policyholders.

                              Summary of Great-West's invested assets

                                           (in millions)
                                                                1997                1996
     Fixed maturities, available for sale, at fair              $6,698                $6,206
     value
     Fixed maturities, held-to-maturity, at amortized            2,083                 1,993
     cost
     Mortgage loans                                              1,236                 1,488
     Real estate and common stock                                  133                    88
     Short-term investments                                        399                   419
     Policy loans                                                2,657                 2,523
                                                                 -----                 -----
                                                               $13,206               $12,717

Fixed Maturities--Fixed maturity investments include publicly traded bonds, privately placed bonds and public and private structured assets. This latter category contains both asset-backed and mortgage-backed securities, including collateralized mortgage obligations (CMOs). Great-West's strategy related to structured assets is to focus on those with lower volatility and minimal credit risk. Great-West does not invest in higher risk CMOs such as interest-only and principal-only strips, and currently has no plans to invest in such securities.

Private placement investments, which are primarily in the held-to-maturity category, are generally less marketable than publicly traded assets, yet they typically offer covenant protection which allows Great-West, if necessary, to take appropriate action to protect its investment. Great-West believes that the cost of the additional monitoring and analysis required by private placements is more than offset by their enhanced yield.

One of Great-West's primary objectives is to ensure that its fixed maturity portfolio is maintained at a high average quality, so as to limit credit risk. In excess of 85% of the value of the securities in this portfolio are rated by external rating agencies. If not externally rated, the securities are rated by Great-West on a basis intended to be similar to that of the rating agencies.

The distribution of the fixed maturity portfolio (both available for sale and held to maturity) by credit rating is summarized as:

        Credit Rating           1997     1996
AAA                            45.7%    45.9%
AA                                8.8      8.1
A                              23.8       23.7
BBB                              20.7     20.9
BB and Below
(non-investment grade)            1.0      1.4
                                 ----   ------
TOTAL                           100.0%   100.0%




At December 31, 1997, Great-West had no bonds in default. At December 31, 1996, there was one bond in default with a carrying value of $8 million.

Mortgage Loans--During 1997, the mortgage portfolio declined 17% to $1.2 billion, net of impairment reserves. Great-West has not actively sought new loan opportunities since 1989 and, as such, has experienced an ongoing reduction in this portfolio's balance.

Great-West follows a comprehensive approach to the management of mortgage loans which includes ongoing analysis of key mortgage characteristics such as debt service coverage, net collateral cash flow, property condition, loan to value ratios and market conditions. Collateral valuations are performed for those mortgages which, after review, are determined by management to present possible risks and exposures. These valuations are then incorporated into the determination of Great-West's allowance for credit losses.

The average balance of impaired loans continued to remain low at $37.9 million in 1997 compared with $39.1 million in 1996, and foreclosures totaled $14.1 million and $13.0 million in 1997 and 1996, respectively. The low levels of problematic mortgages relative to Great-West's overall balance sheet are due to the ongoing decrease in the size of the mortgage portfolio, Great-West's active loan management program and improvement in market conditions.

Occasionally, Great-West elects to restructure certain loans if the economic benefits to Great-West are believed to be more advantageous than those achieved by acquiring the collateral through foreclosure. At December 31, 1997 and 1996, Great-West's loan portfolio included $64.4 million and $68.3 million, respectively, of non-impaired restructured loans.

Real Estate and Common Stock--Great-West's real estate portfolio is composed primarily of the Home Office property ($56.9 million) and properties acquired through the foreclosure of troubled mortgages. Great-West operates a wholly owned real estate subsidiary which attempts to maximize the value of these properties through rehabilitation, leasing and sale. Great-West anticipates limited, if any, investments in real estate assets during 1998.

The common stock portfolio is composed of mutual fund seed money and some private equity investments. Great-West anticipates a limited participation in the stock markets in 1998.

Derivatives--Great-West uses certain derivatives, such as futures, options, and swaps, for purposes of hedging interest rate and foreign exchange risk. These derivatives, when taken alone, may subject Great-West to varying degrees of market and credit risk; however, when used for hedging, these instruments typically reduce risk. Great-West controls the credit risk of its financial contracts through credit approvals, limits and monitoring procedures. Great-West has also developed controls within its operations to ensure that only Board authorized transactions are executed. Note 6 to the financial statements contains a summary of Great-West's outstanding financial hedging derivatives.

Outlook--General economic conditions continued to improve during 1997, including improvement or stabilization in many real estate markets. Great-West does not expect to recognize any asset chargeoffs or restructurings which would result in a material adverse effect upon Great-West's financial condition in 1998.

Liquidity and Capital Resources
Great-West's operations have liquidity requirements that vary among the principal product lines. Life insurance and pension plan reserves are primarily long-term liabilities. Accident and health reserves, including long-term disability, consist of both short-term and long-term liabilities. Life insurance and pension plan reserve requirements are usually stable and predictable, and are supported primarily by long-term, fixed income investments. Accident and health claim demands are stable and predictable but generally shorter term, requiring greater liquidity.

Generally,   Great-West  has  met  its  operating  requirements  by  maintaining appropriate levels of liquidity in its investment portfolio and utilizing positive cash flows from operations. Liquidity for Great-West has remained strong, as evidenced by significant amounts of short-term investments and cash, which totaled $525.4 million and $544.2 million as of December 31, 1997 and 1996, respectively.

Funds provided from premiums and fees, investment income and maturities of investment assets are reasonably predictable and normally exceed liquidity requirements for payment of claims, benefits and expenses. However, since the timing of available funds cannot always be matched precisely to commitments, imbalances may arise when demands for funds exceed those on hand. Also, a demand for funds may arise as a result of Great-West taking advantage of current investment opportunities. Great-West's capital resources represent funds available for long-term business commitments and primarily consist of retained earnings and proceeds from the issuance of commercial paper and equity securities. Capital resources provide protection for policyholders and the financial strength to support the underwriting of insurance risks, and allow for continued business growth. The amount of capital resources that may be needed is determined by Great-West's senior management and Board of Directors as well as by regulatory requirements. The allocation of resources to new long-term business commitments is designed to achieve an attractive return, tempered by considerations of risk and the need to support Great-West's existing business.

Great-West's financial strength provides the capacity and flexibility to enable it to raise funds in the capital markets through the issuance of commercial paper. Great-West continues to be well capitalized, with sufficient borrowing capacity to meet the anticipated needs of its business. Great-West had $54.1 million of commercial paper outstanding at December 31, 1997, compared with $84.7 million at December 31, 1996. The commercial paper has been given a rating of A-1+ by Standard & Poor's Corporation and a rating of P-1 by Moody's Investors Service, each being the highest rating available.

Accounting Pronouncements
During the fourth quarter of 1995, the Financial Accounting Standards Board issued a guide to implementation of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities", which permits a one-time opportunity to reclassify securities subject to SFAS No. 115. Consequently, Great-West reassessed the classification of its investment portfolio in December 1995 and reclassed securities totaling $2.1 billion from held-to-maturity to available-for-sale. In connection with this reclassification, an unrealized gain, net of related policyholder amounts and deferred income taxes, of $23.4 million was recognized in stockholder's equity at the date of Transfer.

In 1996, Great-West adopted Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." The implementation of this statement had no material effect on Great-West's results of operations, liquidity or financial condition.

In connection with the employee transfer discussed in Note 2 to the financial statements, effective January 1, 1997 Great-West implemented SFAS No. 87, "Employers Accounting for Pensions" and SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". Previously, employee expenses (including costs for benefit plans) were transferred from Great-West Life to
Great-West through administrative services agreements. Accordingly, the implementation of these standards had no material effect on the financial results of Great-West.

Effective January 1, 1998, Great-West will implement SFAS No. 125, "Accounting for transfer and Servicing of Financial Assets and Extinguishments of Liabilities", as it relates to repurchase agreements and securities lending arrangements. Management estimates that this change will not have a material effect on Great-West's financial results.

Effective January 1, 1998, Great-West will implement SFAS No. 130, "Reporting Comprehensive Income", which requires the disclosure of comprehensive income and its components. Great-West recognizes unrealized gains and losses, net of adjustments, on its investments available for sale portfolio. These items will be disclosed as comprehensive income.

Effective October 1, 1998, Great-West will implement the disclosure requirements of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 redefines how operating segments are determined and requires disclosure of certain financial and descriptive information about a company's operating segments. Great-West anticipates, with the adoption of SFAS No. 131, that it will incorporate segment disclosures of its current operating units. Great-West believes the segment information required to be disclosed under SFAS No. 131 will be more comprehensive than previously provided, including expanded disclosures of income statement and balance sheet items for each of its reportable operating segments.

Effective January 1, 1998, Great-West will implement SFAS No. 132, "Employer's Disclosures About Pensions and Other Postretirement Benefits". Great-West expects to modify its disclosure for its postretirement benefit plans to conform to the requirements of SFAS No.
132.

Year 2000
Great-West has a number of existing computer programs that use only two digits to identify a year in the date field, which creates a problem with the upcoming change in the century. Great-West has developed detailed plans that it expects to rectify the year 2000 problem. These plans include modifying programs where necessary, replacing certain programs with year 2000 compliant software, and working with vendors and business partners, including banks, custodians and investment managers, who need to become year 2000 compliant. The resources that are being devoted to this effort are substantial. Management estimates that the total cost to implement these plans will not be material, and has budgeted the expense as part of its computer systems operating costs in 1998 and early 1999. Great-West anticipates that its systems will be year 2000 compliant on or about first quarter 1999, but there can be no assurance that Great-West will be successful, or that interaction with other service providers will not impair Great-West's services at that time.

Regulation
Great-West must comply with the insurance laws of all jurisdictions in which it is licensed to do business. Although the intent of regulation varies, most jurisdictions have laws and regulations governing rates, solvency, standards of business conduct and various insurance and investment products. The form and content of statutory financial reports and the type and concentration of investments are also regulated.

Great-West's operations and accounts are subject to examination by the Colorado Insurance Division and other regulators at specified intervals. The latest financial examination by the Colorado Insurance Division was completed in 1997, and covered the five year period ending December 31, 1995. This examination produced no significant adverse findings regarding Great-West.

Solvency Regulation--The National Association of Insurance Commissioners has adopted risk-based capital rules for life insurance companies. These rules recommend a specified level of capital depending upon the types and quality of investments held, the types of business written, and the types of liabilities maintained. Depending on the ratio of the insurer's adjusted capital to its risk based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. Based on Great-West's December 31, 1997 statutory financial reports, Great-West was well within these rules.

The National Association of Insurance Commissioners Insurance Regulatory Information System ratios are another set of tools used by regulators to provide an "early warning" as to when a company may require special attention. There are twelve categories of financial data with defined usual ranges for each. For 1997, Great-West was within the usual ranges in all categories.

Insurance Holding Company Regulations--Great-West is subject to and complies with insurance holding company regulations in Colorado. These regulations contain certain restrictions and reporting requirements for transactions between an insurer and its affiliates, including the payments of dividends. They also regulate changes in control of an insurance company.

Securities Laws--Great-West is subject to various levels of regulation under federal securities laws. Great-West's broker-dealer subsidiaries are regulated by the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc. Great-West's investment advisor subsidiary and transfer agent subsidiary are regulated by the SEC. Certain of Great-West's Separate Accounts and mutual funds are registered under the Investment Company Act of 1940 and the offerings of certain of Great-West's variable insurance and annuity products are registered under the Securities Act of 1933.

HMO Regulation--Great-West's HMO subsidiaries are subject to regulation by various government agencies in the states in which they are licensed to do business. This involves the regulation of solvency, contracts, rates, quality assurance, minimum levels of benefits, and the availability and continuity of care.

Guaranty Funds--Under insurance guaranty fund laws existing in all states, insurers doing business in those states can be assessed (up to prescribed limits) for certain obligations of insolvent insurance companies. Great-West has established a reserve of $8.7 million as of December 31, 1997 to cover future assessments of known insolvencies. Great-West has historically recovered more than half of the guaranty fund assessments through statutorily permitted Premium Tax offsets. Great-West has a prepaid asset associated with guaranty fund assessments of $5.6 million at December 31, 1997.

Canadian Regulation--Because Great-West is a subsidiary of Great-West Life, which is a Canadian company, the Office of the Superintendent of Financial Institutions Canada conducts periodic examinations of Great-West and approves certain investments in subsidiary companies.



Ratings
Great-West is rated by a number of nationally recognized rating agencies. The ratings represent the opinion of the rating agencies on the financial strength of Great-West and its ability to meet the obligations of its insurance policies; however, these ratings and Great-West's financial strength do not extend to the investment return or principal value of Great-West's separate accounts.

A++ (Superior) for financial strength, Financial condition and operating performance and ability to meet policyholder obligations. A.M. Best Company5

AAA Highest claims-paying ability. Duff & Phelps6

AA+ Insurer financial strength. Standard & Poor's Corporation6

Aa2 Excellent for overall financial strength. Moody's Investors Service7

Miscellaneous
No customer accounted for 10% or more of Great-West's consolidated revenues in 1997. In addition, no unit of Great-West's business is dependent on a single customer or a few customers, the loss of which would have a significant effect on Great-West or any of its business units. The loss of business from any one, or a few, independent brokers or agents would not have a material adverse effect on Great-West or any of its business units. Great-West had approximately 4,600 employees at December 31, 1997.

The executive offices of Great-West consist of a 517,633 square foot office complex located in Englewood, Colorado. The office complex is owned by a subsidiary of Great-West. Great-West leases sales and claims offices throughout the United States.

5 Top rating possible.

6 Second highest of 19 ratings.

7 Third highest of 19 ratings.

Directors and Officers
Below is information concerning Great-West's directors and executive officers, together with their principal occupation for the past five years. Unless otherwise indicated, all of the directors have been engaged for not less than five years in their present principal occupations or in another executive capacity with the companies or firms identified.

                                        Directors and Officers


                  Director                          Principal occupation(s) for last five years
James Balog                                   Company Director
James W. Burns, O.C.                          Chairman of the Boards of Great-West Lifeco, Great-West
                                              Life, London Insurance Group Inc. and London Life
                                              Insurance Company; Deputy Chairman, Power Corporation
Orest T. Dackow                               President and Chief Executive Officer, Great-West
                                              Lifeco
Robert G. Graham                              Company Director since January 1996; previously
                                              Chairman and Chief Executive Officer, Inter-City
                                              Products Corporation
Robert Gratton                                Chairman of the Board of Great-West; President and
                                              Chief Executive Officer, Power Financial
N. Berne Hart                                 Company Director
Kevin P. Kavanagh                             Company Director
William Mackness                              Company Director since July 1995; previously Dean,
                                              Faculty of Management, University of Manitoba
William T. McCallum                           President and Chief Executive Officer of Great-West;
                                              President and Chief Executive Officer, United States
                                              Operations, Great-West Life
Jerry E.A. Nickerson                          Chairman of the Board, H.B. Nickerson & Sons Limited
The Honourable P. Michael Pitfield, P.C.,     Vice-Chairman, Power Corporation; Member of the Senate
Q.C.                                          of Canada
Michel Plessis-Belair, F.C.A.                 Vice-Chairman and Chief Financial Officer, Power
                                              Corporation; Executive Vice-President and Chief
                                              Financial Officer, Power Financial
Brian E. Walsh                                Co-Founder and Managing Partner, Veritas Capital
                                              Management, LLC since September 1997; previously
                                              Partner, Trinity L.P. from January 1996;previously
                                              Managing Director and Co-Head, Global Investment Bank,
                                              Bankers Trust Company
             Executive Officers                     Principal occupation(s) for last five years
William T. McCallum President and Chief       President and Chief Executive Officer of Great-West;
Executive Officer                             President and Chief Executive Officer, United States
                                              Operations, Great-West Life
Dennis Low                                    Executive Vice President, Financial Services of
Executive Vice President, Financial Services  Great-West and Great-West Life
Alan D. MacLennan                             Executive Vice President, Employee Benefits of
Executive Vice President, Employee Benefits   Great-West and Great-West Life
James D. Motz                                 Executive Vice President, Employee Benefits of
Executive Vice President, Employee Benefits   Great-West and Great-West Life
Douglas L. Wooden                             Executive Vice President, Financial Services of
Executive Vice President, Financial Services  Great-West and Great-West Life
John A. Brown                                 Senior Vice President, Sales, Financial Services of
Senior Vice President, Sales, Financial       Great-West and Great-West Life
Services
Donna A. Goldin                               Executive Vice President and Chief Operating Officer,
Executive Vice President and Chief            One Corporation since June 1996; previously Executive
Operating Officer, One Corporation            Vice President and Chief Operating Officer, Harris
                                              Methodist  Health Plan since March
                                              1995;  previously  Executive  Vice
                                              President   and  Chief   Operating
                                              Officer,     Private    Healthcare
                                              Systems, Inc.

Mitchell T.G. Graye Senior Vice President, Chief Financial Officer of Senior Vice President, Chief Financial Great-West; Senior Vice President, Chief Financial Officer Officer, United States, Great-West Life

John T. Hughes Senior
Vice President, Chief Investment Officer of Senior Vice President, Chief Investment Great-West; Senior Vice President, Chief Investment Officer Officer, United States, Great-West Life

D. Craig Lennox Senior Vice  President,  General
Counsel and Secretary of Senior Vice President, General Counsel and Great-West; Senior Vice President and Chief U.S. Legal Secretary Officer, Great-West Life

Steve H. Miller Senior Vice President, Employee Benefits Sales of Senior Vice President, Employee Benefits Great-West and Great-West Life Sales

Charles P.
Nelson Senior Vice President, Public Non-Profit Markets of Senior Vice President, Public Non-Profit Great-West and Great-West Life Markets Martin Rosenbaum Senior Vice President, Employee Benefits Operations of Senior Vice President, Employee Benefits Great-West and Great-West Life Operations

Robert K.
Shaw Senior Vice President, Individual Markets of Great-West Senior Vice President, Individual Markets and Great-West Life Executive Compensation

The
following table sets out all compensation paid to the individuals who were, at December 31, 1997, the Chief Executive Officer and the other four most highly compensated executive officers of Great-West (collectively the "Named Executive Officers") for services rendered to Great-West and its subsidiaries, and Great-West Life, in all capacities for fiscal years ended 1995, 1996 and 1997, respectively.


-------------------------------------------------------------------------------------------------------
                                        Executive Compensation
-------------------------------------------------------------------------------------------------------
-------------------------------------- ----------------------------------------- ----------------------
              Name and                                  Annual                         Long-term
         principal position                          compensation                 compensation awards
-------------------------------------- ----------------------------------------- ----------------------
-------------------------------------- -------------- ------------- ------------ ----------------------
                                           Year        Salary ($)    Bonus ($)   Options (#)8
-------------------------------------- -------------- ------------- ------------ ----------------------
-------------------------------------- -------------- ------------- ------------ ----------------------
W.T. McCallum, President and Chief         1997         608,708       406,250    300,00010
Executive Officer                          1996         561,818       370,500    300,00011
                                           1995         523,958       351,000    --
                                                                    225,0009
-------------------------------------- -------------- ------------- ------------ ----------------------
-------------------------------------- -------------- ------------- ------------ ----------------------
J.T. Hughes, Senior Vice President,        1997         324,000       162,000             --
Chief Investment Officer                   1996         312,000       136,968          80,00012
                                           1995         301,000       150,500             --
-------------------------------------- -------------- ------------- ------------ ----------------------
-------------------------------------- -------------- ------------- ------------ ----------------------
D. Low, Executive Vice President,          1997         340,000       132,000          50,00011
Financial Services                         1996         325,000       146,250          150,00012
                                           1995         305,000       150,500             --
-------------------------------------- -------------- ------------- ------------ ----------------------
-------------------------------------- -------------- ------------- ------------ ----------------------
A.D. MacLennan, Executive Vice             1997         340,000       132,000          50,00011
President, Employee Benefits               1996         325,000       115,000          150,00012
                                           1995         312,000       125,000             --
-------------------------------------- -------------- ------------- ------------ ----------------------
-------------------------------------- -------------- ------------- ------------ ----------------------
D.L. Wooden                                1997         300,000       150,000          150,00011
Executive Vice President, Financial        1996         287,000       143,500          100,00012
Services                                   1995         275,500       137,500             --
-------------------------------------- -------------- ------------- ------------ ----------------------


The following table describes options granted to the Named Executive Officers during the most recently completed fiscal year. All options are Lifeco Options granted pursuant to the Great-West Lifeco Stock Option Plan. Lifeco Options are issued with an exercise price in Canadian dollars. Canadian dollar amounts have been translated to U.S. dollars at a rate of 1/1.43.

------------------------------------------------------------------------- ------------------------------
                           Individual grants                               Potential realizable value
                           at assumed annual rates of
                          stock price appreciation for
                                   option term
------------------------------------------------------------------------- ------------------------------
      Name        Options      Percent of    Exercise    Expiration date    5% ($)         10% ($)
                   granted        total      or base
                     (#)         options       price
                               granted to    ($/share)
                              employees in
                               fiscal year
                  ----------- -------------- ----------- ---------------- ------------
-----------------                                                                      -----------------
W.T. McCallum      300,000        19.43        22.70      June 26, 2007    4,282,772      10,853,386
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------
                  ----------- -------------- ----------- ---------------- ------------
J.T. Hughes          --            --           --             --             --             --
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------
D. Low              50,000        3.24         22.70      June 26, 2007     713,795       1,808,898
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------
A.D. MacLennan      50,000        3.24         22.70      June 26, 2007     713,795       1,808,898
                                                                                       -----------------
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------
D.L. Wooden        150,000        9.72         22.70      June 26, 2007    2,141,386      5,426,693
----------------- ----------- -------------- ----------- ---------------- ------------ -----------------

--------------------------

8 The options set out are options for common shares of Great-West Lifeco which are granted by Great-West Lifeco pursuant to the Great-West Lifeco Stock Option
Plan ("Lifeco Options").

9 A special  one-time bonus payment with respect to long-term  performance.

10 All or portions of these Lifeco Options become exercisable if certain financial targets are attained. If exercisable, the exercise period runs from April 1, 2002 to June 26, 2007.

11 These Lifeco Options become exercisable 20% per year commencing on the first anniversary of the grant and expire ten years after the date of the grant.





Prior to April 24,1996,  the Named Executive Officers  participated in the Power
Financial Employee Share Option Plan pursuant to which options to acquire common shares of Power Financial ("PFC Options") were granted. The following table describes all PFC Options exercised in 1997, and all unexercised PFC Options held as of December 31, 1997, by the Named Executive Officers. PFC Options are issued with an exercise price in Canadian dollars. Canadian dollar amounts have been translated to U.S. dollars at a rate of 1/1.43.

--------------------------------------------- ---------------------------- -----------------------------

                                              Unexercised options at       Value of unexercised
                                              fiscal year-end (#)          in-the-money options at
                               fiscal year-end ($)
--------------------------------------------- ---------------------------- -----------------------------
       Name           Shares        Value     Exercisable  Unexercisable   Exercisable   Unexercisable
                     acquired     realized
                        on           ($)
                    exercise(#)
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                      12,000       240,445      40,000          --          1,201,486         --
W.T. McCallum
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         120,000         --          3,312,063         --
J.T. Hughes
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                      74,600      1,123,970       --            --             --             --
D. Low
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                         --            --            --             --              --              --
A.D. MacLennan
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         88,000          --          2,449,038         --
D.L. Wooden
------------------- ------------ ------------ ------------ --------------- ------------- ---------------


Commencing April 24,1996, the Named Executive Officers began participating in the Great-West Lifeco Stock Option Plan. The following table describes all
Lifeco Options exercised in 1997, and all unexercised Lifeco Options held as of December 31, 1997, by the Named Executive Officers. Lifeco Options are issued with an exercise price in Canadian dollars. Canadian dollar amounts have been translated to U.S. dollars at a rate of 1/1.43.

--------------------------------------------- ---------------------------- -----------------------------

                                              Unexercised options at       Value of unexercised
                                              fiscal year-end (#)          in-the-money options at
                               fiscal year-end ($)
--------------------------------------------- ---------------------------- -----------------------------
       Name           Shares        Value     Exercisable  Unexercisable   Exercisable   Unexercisable
                     acquired     realized
                        on           ($)
                    exercise(#)
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         60,000        540,000        903,941       4,881,489
W.T. McCallum
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         16,000         64,000        241,051        964,204
J.T. Hughes
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         30,000        170,000        451,970       2,018,836
D. Low
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         30,000        170,000        451,970       2,018,836
A.D. MacLennan
                                              ------------ --------------- ------------- ---------------
------------------- ------------ ------------ ------------ --------------- ------------- ---------------
                        --           --         20,000        230,000        301,314       1,838,117
D.L. Wooden
------------------- ------------ ------------ ------------ --------------- ------------- ---------------

The following table sets out the pension benefits payable to the Named Executive
Officers by Great-West Life or Great-West.

-------------------------------------------------------------------------------------------------------

                                             Pension plan
-------------------------------------------------------------------------------------------------------
------------------------- -------------- --------------- --------------- --------------- --------------

    Remuneration ($)       15 years of    20 years of     25 years of     30 years of     35 years of
                             service        service         service         service         service
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

        400,000              120,000        160,000         200,000         240,000         240,000
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

        500,000              150,000        200,000         250,000         300,000         300,000
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

        600,000              180,000        240,000         300,000         360,000         360,000
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

        700,000              210,000        280,000         350,000         420,000         420,000
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

        800,000              240,000        320,000         400,000         480,000         480,000
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

        900,000              270,000        360,000         450,000         540,000         540,000
------------------------- -------------- --------------- --------------- --------------- --------------
------------------------- -------------- --------------- --------------- --------------- --------------

       1,000,000             300,000        400,000         500,000         600,000         600,000
------------------------- -------------- --------------- --------------- --------------- --------------

The Named Executive Officers have the following years of service:

---------------------------- ----------------------
           Name                Years of service
---------------------------- ----------------------
---------------------------- ----------------------
       W.T. McCallum                  31
---------------------------- ----------------------
---------------------------- ----------------------
        J.T. Hughes                    7
---------------------------- ----------------------
---------------------------- ----------------------
          D. Low                      32
---------------------------- ----------------------
---------------------------- ----------------------
      A.D. MacLennan                  31
---------------------------- ----------------------
---------------------------- ----------------------
        D.L. Wooden                    6
---------------------------- ----------------------

For W.T. McCallum, the benefits shown are payable commencing December 31, 2000, and remuneration is the average of the highest 36 consecutive months of compensation during the last 84 months of employment. For J.T. Hughes, D. Low, A.D. MacLennan and D.L. Wooden, the benefits shown are payable upon the attainment of age 62, and remuneration is the average of the highest 60 consecutive months of compensation during the last 84 months of employment. Compensation includes salary and bonuses prior to any deferrals. The normal form of pension is a life only annuity. Other optional forms of pension payment are available on an actuarially equivalent basis. The benefits listed in the table are subject to deduction for social security and other retirement benefits.

Directors of Great-West
The following sets out remuneration paid by Great-West to its directors. For each director of Great-West who is not also a director of Great-West Life, Great-West pays an annual fee of $15,000, and a meeting fee of $1,000 for each meeting of the Board of Directors or a committee thereof attended. With the exception of the President and Chief Executive Officer of Great-West Lifeco and the President and Chief Executive Officer of Great-West, for each director of Great-West who is also a director of Great-West Life, Great-West pays a meeting fee of $1,000 for each meeting of the Board of Directors or a committee thereof attended which is not coincident with a Great-West Life meeting. In addition, all directors are reimbursed for incidental expenses. The above amounts are paid in the currency of the country of residence of the director.

Compensation Committee Interlocks and Insider Participation Executive compensation is determined by Great-West's Board of Directors. W.T. McCallum, President and Chief Executive Officer of Great-West, is a member of the Board of Directors. Mr. McCallum participated in executive compensation matters generally but was not present when his own compensation was discussed or determined.

Security Ownership of Certain Beneficial Owners
As of March 1, 1998, the following sets out the beneficial owners of more than 5% of Great-West's voting securities:

100% of Great-West's 7,032,000 outstanding common shares are owned by The Great-West Life Assurance Company, 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

99.5% of the outstanding common shares of The Great-West Life Assurance Company are owned by Great-West Lifeco Inc., 100 Osborne Street North, Winnipeg, Manitoba, Canada R3C 3A5.

81.2% of the outstanding common shares of Great-West Lifeco Inc. are controlled by Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

67.7% of the outstanding common shares of Power Financial Corporation are owned by 171263 Canada Inc., 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

100% of the outstanding common shares of 171263 Canada Inc. are owned by Marquette Communications Corporation, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

100% of the outstanding common shares of Marquette Communications Corporation are owned by Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3.

Mr. Paul Desmarais, 751 Victoria Square, Montreal, Quebec, Canada H2Y 2J3, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

Security Ownership of Management
The following table sets out the number of equity securities, and exercisable options for equity securities, of Great-West or any of its parents or subsidiaries, beneficially owned, as of March 1, 1998, by (i) the directors of Great-West; (ii) the Named Executive Officers; and (iii) the directors and executive officers of Great-West as a group.


---------------------- ---------------------------------------------------------------------------------
                                                           Company
                       ---------------------------------------------------------------------------------
                       ---------------------- ------------------- ---------------- ---------------------
                        The Great-West Life   Great-West Lifeco        Power        Power Corporation
                       Assurance Company12    Inc.13                 Financial     of Canada15
                                                                  Corporation14
---------------------- ---------------------- ------------------- ---------------- ---------------------
Directors
--------------------------------------------------------------------------------------------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
J. Balog                         --                    --                 --                   --
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
J. W. Burns                      50                 56,000            4,000              200,320
                                                                                     101,750 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
O.T. Dackow                      16                 35,881        10,000 options           --
                                               100,000 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
A. Desmarais                     50                 20,000            10,800             170,800
                                                                                     306,750 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
P. Desmarais, Jr.                50                 30,000             --            306,750 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
R.G. Graham                      --                    --                 --                   --
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
R. Gratton                      --                 165,000           155,000              2,500
                                                                    2,160,000        150,000 options
                                                                     options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
N.B. Hart                        --                    --                 --                   --
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
K. P. Kavanagh                  --                  27,584             --                  --
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
W. Mackness                      --                    --                 --                   --
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
W.T. McCallum                    17                 35,133            52,000               --
                                                60,000 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
J.E.A. Nickerson                 --                    --                 --                   --
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
P.M. Pitfield                   --                  45,000            35,000              50,000
                                                                                     121,750 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
M. Plessis-Belair               --                  10,000            1,000               7,900
                                                                                      21,750 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
B.E. Walsh                      --                   --                --                 3,700
---------------------- ----------------------- ----------------- ----------------- ---------------------




--------------------------------------------------------------------------------------------------------
Named executive officers
--------------------------------------------------------------------------------------------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
W.T. McCallum                    17                 35,133            52,000               --
                                                60,000 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
J.T. Hughes                     --                  4,788        120,000 options           --
                                                16,000 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
D. Low                          --                  8,266             64,600               --
                                                30,000 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
A.D. MacLennan                   --                  9,502               --                   --
                                                30,000 options
---------------------- ----------------------- ----------------- ----------------- ---------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
D.L. Wooden                     --              20,000 options    88,000 options           --
---------------------- ----------------------- ----------------- ----------------- ---------------------
--------------------------------------------------------------------------------------------------------
Directors and executive officers as a group
--------------------------------------------------------------------------------------------------------
---------------------- ----------------------- ----------------- ----------------- ---------------------
                                183                470,520           322,400             435,220
                                               353,600 options      2,378,000       1,008,750 options
                                                                     options
---------------------- ----------------------- ----------------- ----------------- ---------------------

The number of common shares and exercisable options for common shares of Power Financial Corporation held by R. Gratton represents 1.31% of the total number of common shares and exercisable options for common shares of Power Financial Corporation outstanding. The number of common shares and exercisable options for common shares of Power Financial Corporation held by the directors and executive officers as a group represents 1.53% of the total number of common shares and exercisable options for common shares of Power Financial Corporation outstanding. The number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada held by the directors and executive officers as a group represents 1.44% of the total number of subordinate voting shares and exercisable options for subordinate voting shares of Power Corporation of Canada outstanding. None of the remaining holdings set out above exceed 1% of the total number of shares and exercisable.


----------------------------
     12 All holdings are common shares of The Great-West Life Assurance Company.

     13 All holdings are common shares, or where indicated, exercisable options for common shares, of Great-West Lifeco Inc.

     14 All holdings are common shares, or where indicated, exercisable options for common shares, of Power Financial Corporation.

     15 All holdings are subordinate voting shares, or where indicated, exercisable options for subordinate voting shares, of Power Corporation of Canada.

------------------------------------------------------------------------------
Voting Rights
In general, you do not have a direct right to vote the Portfolio shares held in the Series Account. However, under current law, you are entitled to give us instructions on how to vote the shares. We will vote the shares according to those instructions at regular and special shareholder meetings. If the law changes and we can vote the shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, you have the voting interest. The number of votes available to you will be calculated separately for each of your Sub-Accounts. That number will be determined by applying your percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. You hold a voting interest in each Sub-Account to which your Annuity Account Value is allocated. If you select a variable annuity option, the votes attributable to your Contract will decrease as annuity payouts are made.

The number of votes of a Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Portfolios.

If we do not receive timely instructions and Owners have no beneficial interest in shares held by us, we will vote according to the voting instructions as a proportion of all Contracts participating in the Sub-Account. If you indicate in your instructions that you do not wish to vote an item, we will apply your instructions on a pro rata basis to reduce the votes eligible to be cast.

Each person or entity  having a voting  interest in a  Sub-Account  will receive
proxy  material,   reports  and  other  material  relating  to  the  appropriate
Portfolio.

Please note, generally the Portfolios are not required to, and do not intend to, hold annual or other regular meetings of shareholders.

Contract Owners have no voting rights in Great-West.

--------------------------------------------------------------------------------
Rights Reserved by Great-West
We reserve the right to make certain changes we feel would best serve the interests of Owners and Annuitants or would be appropriate in carrying out the purposes of the Contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approval may not be required in all cases, however.
Examples of the changes we may make include:

To operate the Series Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law.

To Transfer any assets in any Sub-Account to another Sub-Account, or to one or more separate accounts, or to a Guarantee Period; or to add, combine or remove Sub-Accounts of the Series Account.

To substitute, for the Portfolio shares in any Sub-Account, the shares of another Portfolio or shares of another investment company or any other investment permitted by law.

To make any changes required by the Internal Revenue Code or by any other applicable law in order to continue treatment of the Contract as an annuity.

To change the time or time of day at which a valuation date is deemed to have ended.

To make any other necessary technical changes in the Contract in order to conform with any action the above provisions permit us to take, including changing the way we assess charges, without increasing them for any outstanding Contract beyond the aggregate amount guaranteed.

--------------------------------------------------------------------------------
Legal Proceedings
Currently, the Series Account is not a party to, and its assets are not subject to any material legal proceedings. And, Great-West is not currently a party to, and its property is not currently subject to, any material legal proceedings. The lawsuits to which Great-West is a party are, in the opinion of management, in the ordinary course of business, and are not expected to have a material adverse effect on the financial results, conditions or prospects of Great-West.

-------------------------------------------------------------------------------
Legal Matters
Advice regarding certain legal matters concerning the federal securities laws applicable to the issue and sale of the Contract has been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP.

--------------------------------------------------------------------------------
Experts
The consolidated financial statements of Great-West Life & Annuity Insurance Company at December 31, 1998 and 1997, and for each of the three years in the period ended December 31, 1998 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------
Available Information
We have filed a registration statement ("Registration Statement") with the Commission under the 1933 Act relating to the Contracts offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information contained in the Registration Statement and its exhibits. Additionally, statements in this Prospectus about the content of the Contract and other legal instruments are summaries. Please refer to the Registration Statement and its exhibits for further information. You can review the Registration Statement and its exhibits at the offices of the Commission located at 450 Fifth Street, N.W., Washington, D.C.

The Statement of Additional Information contains more specific information relating to the Series Account and Great-West, such as:
o general information
o information about Great-West Life & Annuity Insurance Company and the Variable Annuity-1 Series Account
o the calculation of annuity payouts
o postponement of payouts
o services
o withholding
o calculation of performance data
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  Appendix A--Condensed Financial Information
                      Selected data for accumulation units
                 Outstanding through each period ending 12/31/98


Sub-Account                                             1998             1997              1996
Alger American Growth
Value at beginning of period                                            $10.24             $10.00
Value at end of period                                                  $12.76             $10.24
Number of accumulation units outstanding at end                         417,162.09         1,166.64
of period
American Century VP International
Value at beginning of period                                            $10.49             $10.00
Value at end of period                                                  $12.35             $10.49
Number of accumulation units outstanding at end                         298,156.62         13,399.99
of period
Berger Small Company Growth
Value at beginning of period                                            $10.00
Value at end of period                                                  $13.75
Number of accumulation units outstanding at end                         124,653.31
of period
Federated American Leaders Fund II
Value at beginning of period                                            $10.42             $10.00
Value at end of period                                                  $13.67             $10.42
Number of accumulation units outstanding at end                         1,426,437.13       65,888.88
of period
Federated Utility Fund II
Value at beginning of period                                            $10.00
Value at end of period                                                  $12.45
Number of accumulation units outstanding at end                         168,289.28
of period
Federated Fund for U.S. Government Securities II
Value at beginning of period                                            $9.97              $10.00
Value at end of period                                                  $10.71             $9.97
Number of accumulation units outstanding at end                         815,966.27         9,330.15
of period
INVESCO VIF - High Yield
Value at beginning of period                                            $10.39             $10.00
Value at end of period                                                  $12.09             $10.39
Number of accumulation units outstanding at end                         1,360,680.67       52,043.52
of period
INVESCO VIF - Industrial Income
Value at beginning of period                                            $10.44             $10.00
Value at end of period                                                  $13.27             $10.44
Number of accumulation units outstanding at end                         1,271,028.35       68,873.87
of period
Janus Aspen Growth
Value at beginning of period                                            $10.26             $10.00
Value at end of period                                                  $12.49             $10.26
Number of accumulation units outstanding at end                         1,335,813.25       93,598.79
of period
Janus Aspen Worldwide Growth
Value at beginning of period                                            $10.42             $10.00
Value at end of period                                                  $12.62             $10.42
Number of accumulation units outstanding at end                         2,208,663.79       51,892.38
of period
Montgomery Variable Series Growth Fund
Value at beginning of period                                            $10.35             $10.00
Value at end of period                                                  $13.20             $10.35
Number of accumulation units outstanding at end                         643,624.38         11,226.77
of period
SAFECO RST Equity
Value at beginning of period                                            $10.00
Value at end of period                                                  $11.83
Number of accumulation units outstanding at end                         357,176.26
of period
Schwab MarketTrack Growth
Value at beginning of period                                            $10.35             $10.00
Value at end of period                                                  $12.79             $10.35
Number of accumulation units outstanding at end                         284,530.36         16,525.39
of period
Schwab Money Market
Value at beginning of period                                            $10.07             $10.00
Value at end of period                                                  $10.49             $10.07
Number of accumulation units outstanding at end                         4,114,002.58       297,045.95
of period
Schwab S&P 500
Value at beginning of period                                            $10.52             $10.00
Value at end of period                                                  $13.81             $10.52
Number of accumulation units outstanding at end                         2,115,859.53       62,674.08
of period
Van Kampen American Capital LIT-Morgan Stanley
Real Estate Securities Portfolio
Value at beginning of period                                            $10.00
Value at end of period                                                  $10.56
Number of accumulation units outstanding at end                         176,075.27
of period


               Condensed financial information for formerly offered
          Sub-Accounts Outstanding through each period ending 12/31/98

                  Sub-Account                           1998               1997               1996
Alger American Small-Cap
Value at beginning of period                                                 $10.09            $10.00
Value at end of period                                                       $11.14            $10.09
Number of accumulation units outstanding at end                          337,576.93          4,080.46
of period
American Century VP Capital Appreciation
Value at beginning of period                                                  $9.61            $10.00
Value at end of period                                                        $9.22             $9.61
Number of accumulation units outstanding at end                           82,255.58         30,139.13
of period
INVESCO VIF - Total Return
Value at beginning of period                                                 $10.27            $10.00
Value at end of period                                                       $12.52            $10.27
Number of accumulation units outstanding at end                          996,949.40          3,927.31
of period
Janus Aspen Aggressive Growth
Value at beginning of period                                                  $9.89            $10.00
Value at end of period                                                       $11.05             $9.89
Number of accumulation units outstanding at end                          331,141.90          6,698.73
of period
Lexington Emerging Markets
Value at beginning of period                                                 $10.26            $10.00
Value at end of period                                                        $9.00            $10.26
Number of accumulation units outstanding at end                          309,521.91         18,281.42
of period
SteinRoe Special Venture
Value at beginning of period                                                 $10.27            $10.00
Value at end of period                                                       $10.98            $10.27
Number of accumulation units outstanding at end                          952,879.99         70,715.11
of period
Strong Discovery Fund II
Value at beginning of period                                                 $10.44            $10.00
Value at end of period                                                       $11.53            $10.44
Number of accumulation units outstanding at end                          211,488.12         24,613.07
of period
Van Eck Worldwide Hard Assets
Value at beginning of period                                                 $10.31            $10.00
Value at end of period                                                       $10.04            $10.31
Number of accumulation units outstanding at end                          132,622.35          2,220.85
of period
----------------------------------------------------------------------------------------------

--------------------------------------------------
Appendix B--Market Value Adjustments
The amount available for a full surrender, partial withdrawal or Transfer equals the amount requested plus the Market Value Adjustment (MVA). The MVA is calculated by multiplying the amount requested by the Market Value Adjustment Factor (MVAF).

The MVA formula
The MVA is determined using the following formula:

MVA = (amount applied) X (Market Value Adjustment Factor) The Market Value Adjustment Factor is:

{[(1 + i)/(1 + j +.10%)] N/12} - 1

Where:

i is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the date the stated rate of interest was established for the Guarantee Period. The term of i is measured in years and equals the term of the Guarantee Period

j is the U.S. Treasury Strip ask side yield as published in the Wall Street Journal on the last business day of the week prior to the week the Guarantee Period is broken. The term of j equals the remaining term to maturity of the Guarantee Period, rounded up to the higher number of years

N is the number of complete months remaining until maturity

The MVA will equal 0 if:

if i and j differ by less than .10%

N is less than 6.

Examples
Following are four examples of Market Value Adjustments illustrating (1) increasing interest rates, (2) decreasing interest rates, (3) flat interest rates (i and j are within .10% of each other), and (4) less than 6 months to maturity.


Example 1--Increasing Interest Rates

-------------------- -------------------------------
Deposit              $25,000 on November 1, 1996
-------------------- -------------------------------
-------------------- -------------------------------
Maturity date        December 31, 2005
-------------------- -------------------------------
-------------------- -------------------------------
Interest Guarantee   10 years
Period
-------------------- -------------------------------
-------------------- -------------------------------
i                    assumed to be 6.15%
-------------------- -------------------------------
-------------------- -------------------------------
Surrender date       July 1, 2000
-------------------- -------------------------------
-------------------- -------------------------------
j                    7.00%
-------------------- -------------------------------
-------------------- -------------------------------
Amount surrendered   $10,000
-------------------- -------------------------------
-------------------- -------------------------------
N                    65
-------------------- -------------------------------

MVAF   =  {[(1 +  i)/(1  + j +  .10%)]N/12}  - 1 =  {[1.0615/1.071]65/12}  - 1 =
       .952885 - 1 = -.047115

MVA   = (amount  transferred  or  surrendered)  x MVAF = $10,000 x - .047115 = -
      $471.15

Surrender Value = (amount transferred or surrendered + MVA)
                = ($10,000 + - $471.15)
                = $9,528.85

Example 2--Decreasing Interest Rates
--------------------- ------------------------------
Deposit               $25,000 on November 1, 1996
--------------------- ------------------------------
--------------------- ------------------------------
Maturity date         December 31, 2005
--------------------- ------------------------------
--------------------- ------------------------------
Interest Guarantee    10 years
Period
--------------------- ------------------------------
--------------------- ------------------------------
i                     assumed to be 6.15%
--------------------- ------------------------------
--------------------- ------------------------------
Surrender date        July 1, 2000
--------------------- ------------------------------
--------------------- ------------------------------
j                     5.00%
--------------------- ------------------------------
--------------------- ------------------------------
Amount surrendered    $10,000
--------------------- ------------------------------
--------------------- ------------------------------
N                     65
--------------------- ------------------------------

MVAF   =  {[(1 +  i)/(1  + j +  .10%)]N/12}  - 1 =  {[1.0615/1.051]65/12}  - 1 =
       .055323

MVA = (amount transferred or surrendered) x MVAF
      = $10,000 x .0055323
      = $553.23

Surrender Value = (amount transferred or surrendered + MVA)
                = ($10,000 + $553.23)
                = $10,553.23

Example 3--Flat Interest Rates (i and j are within .10% of each other)
--------------------- ------------------------------
Deposit               $25,000 on November 1, 1996
--------------------- ------------------------------
--------------------- ------------------------------
Maturity date         December 31, 2005
--------------------- ------------------------------
--------------------- ------------------------------
Interest Guarantee    10 years
Period
--------------------- ------------------------------
--------------------- ------------------------------
i                     assumed to be 6.15%
--------------------- ------------------------------
--------------------- ------------------------------
Surrender date        July 1, 2000
--------------------- ------------------------------
--------------------- ------------------------------
j                     6.24%
--------------------- ------------------------------
--------------------- ------------------------------
Amount surrendered    $10,000
--------------------- ------------------------------
--------------------- ------------------------------
N                     65
--------------------- ------------------------------

MVAF   = {[(1 +  i)/(1  + j +  .10%)]N/12}  - 1 =  {[1.0615/1.0634]65/12}  - 1 =
       .99036 - 1 = -.00964
However, [i-j] is less than .10%, so MVAF = 0

MVA = (amount transferred or surrendered) x MVAF
      = $10,000 x 0
      = $0

Surrender Value = (amount transferred or surrendered + MVA)
                 = ($10,000 + $0)
                 = $10,000

Example 4--N equals less than 6 months to maturity
--------------------- ------------------------------
Deposit               $25,000 on November 1, 1996
--------------------- ------------------------------
--------------------- ------------------------------
Maturity date         December 31, 2005
--------------------- ------------------------------
--------------------- ------------------------------
Interest Guarantee    10 years
Period
--------------------- ------------------------------
--------------------- ------------------------------
i                     assumed to be 6.15%
--------------------- ------------------------------
--------------------- ------------------------------
Surrender date        July 1, 2005
--------------------- ------------------------------
--------------------- ------------------------------
j                     7.00%
--------------------- ------------------------------
--------------------- ------------------------------
Amount surrendered    $10,000
--------------------- ------------------------------
--------------------- ------------------------------
N                     5
--------------------- ------------------------------

MVAF   = {[(1 + i)/(1 + j + .10%)]N/12} - 1 =  {[1.0615/1.071]5/12} - 1 = .99629
       - 1 = -.00371
However, N is less than 6, so MVAF = 0

MVA = (amount transferred or surrendered) x MVAF
      = $10,000 x 0
      = $0

Surrender Value = (amount transferred or surrendered + MVA)
                = ($10,000 + $0)
                = $10,000

---------------------------------------------------------------------------

Appendix C--Net Investment Factor
The Net Investment  Factor is determined by dividing (a) by (b), and subtracting
(c) from the result where:

(a) is the net result of:

1) the net asset value per share of the Portfolio shares determined as of the end of the current Valuation Period, plus

2) the per share amount of any dividend (or, if applicable, capital gain distributions) made by the Portfolio on shares if the "ex-dividend" date occurs during the current Valuation Period, minus or plus

3) a per unit charge or credit for any taxes incurred by or provided for in the Sub-Account, which is determined by GWL&A to have resulted from the investment operations of the Sub-Account, and

(b) is the net asset value per share of the Portfolio shares determined as of the end of the immediately preceding Valuation Period, and

(c) is an amount representing the Risk Charge deducted from each Sub-Account on a daily basis. Such amount is equal to 0.85%.

The Net Investment Factor may be greater than, less than, or equal to one. Therefore, the Accumulation Unit Value may increase, decrease or remain unchanged.

The net asset value per share referred to in paragraphs (a)(1) and (b) above, reflect the investment performance of the Portfolio as well as the payment of Portfolio expenses.

--------------------------------------------------------------------------------

Consolidated Financial Statements and Independent Auditor's Report
On the following pages, you'll find the consolidated financial statement and the independent auditor's report for Great-West Life & Annuity Insurance Company for the years ending December 1998, 1997 and 1996.

--------------------------------------------------------------------------------

Back Cover
The Securities and Exchange Commission maintains an Internet web site (http://www.sec.gov) that contains additional information about Great-West Life & Annuity Insurance Company, the Contract and the Series Account which may be of interest to you. The web site also contains additional information about the Portfolios.

                         The Schwab Variable Annuity(R)
             A flexible premium deferred fixed and variable annuity
                                 Distributed by
                           Charles Schwab & Co., Inc.
                  ---------------------------------------------
                                    Issued by
                   Great-West Life & Annuity Insurance Company

                     Prospectus Supplement dated May 1, 1999
                       to the Prospectus dated May 1, 1999

This Prospectus supplement describes eight (8) Portfolios that will be closed to Contributions and Transfers effective May 1, 1999 (the "Deleted Portfolios"). Variable Account Value that you have allocated to the Sub-Accounts corresponding to the Deleted Portfolios may remain allocated to those Sub-Accounts pending further developments or your Request to Transfer to other available Sub-Accounts.

Any Contract owner attempting to make Contributions or effect Transfers, including those utilizing a custom transfer feature: Dollar Cost Averaging or Rebalancer Option, involving the Deleted Portfolios should contact the Schwab Insurance & Annuity Service Center at 1-800-838-0650 or P.O. Box 7666, San Francisco, California 94120-7666 immediately to make alternate arrangements. If you fail to make alternate arrangements, Schwab will try to contact you immediately to request alternative allocation instructions. If Schwab is unable to contact you immediately, Contributions allocated to the Deleted Portfolios will be returned to you with a request that you provide alternate allocation instructions and Transfer Requests, including those utilizing a customer transfer feature, will not be processed.

Following is a description of the each of the Deleted Portfolios:

Alger American Small Capitalization Portfolio
Seeks long-term capital appreciation by investing at least 65% of its total assets, except during temporary defensive periods, in equity securities of companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index ("Russell Index") or the S&P SmallCap 600 Index ("S&P Index"), updated quarterly.

American Century VP Capital Appreciation Portfolio
Seeks  capital  growth by  investing  in  common  stocks  (including  securities convertible into common stocks and other equity equivalents) and other securities that meet certain fundamental and technical standards of selection and have, in the opinion of the investment manager, better-than-average potential for appreciation.

INVESCO VIF - Total Return Portfolio
Seeks a high total return on investment through capital appreciation and current income by investing in a combination of equity securities (consisting of common stocks and, to a lesser degree, securities convertible into common stock) and fixed income securities.

Janus Aspen Series Aggressive Growth Portfolio
Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing at least 50% of its equity assets in securities issued by medium-sized companies.


(continued on page 2)

Lexington Emerging Markets Fund
Seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.

SteinRoe Variable Investment Trust Special Venture Fund
Seeks capital growth by investing primarily in common stocks, convertible securities, and other securities selected for prospective capital growth.

Strong Discovery Fund II, Inc.
Seeks capital growth by investing primarily in equity securities, although it has the flexibility to invest in debt obligations and short-term fixed-income securities.

Van Eck Worldwide Insurance Trust: Van Eck Worldwide Hard Assets Fund Seeks long-term capital appreciation by investing in hard asset securities, such as commodities or securities of firms involved to a significant extent (directly or indirectly) primarily in the following areas: precious metals, ferrous and non-ferrous metals, energy, forest products, real estate, and other non-agricultural commodities.

                                  Portfolio Annual Expenses1
                          (as a percentage of Portfolio net assets)


                                           Management        Other                      Total
               Portfolio                      Fees         Expenses     12b-1 Fees    Expenses
Alger American Small Capitalization
American Century VP Capital
Appreciation
INVESCO-VIF Total Return
Janus Aspen Series Aggressive Growth
Lexington Emerging Markets
SteinRoe Special Venture
Strong Discovery Fund II
Van Eck Worldwide Hard Assets





                                         Examples ++++

If you retain,  annuitize or surrender the Contract at the end of the applicable time  period,  you  would  pay the  following  fees  and  expenses  on a  $1,000 investment,  assuming  a 5% return on  assets.  These  examples  assume  that no
Premium Taxes have been assessed.

              Portfolio                    1 year        3 years        5 years       10 years
Alger American Small Capitalization
American Century VP Capital
Appreciation
INVESCO-VIF Total Return
Janus Aspen Series Aggressive Growth
Lexington Emerging Markets
SteinRoe Special Venture
Strong Discovery Fund II
Van Eck Worldwide Hard Assets



     ++++ The Portfolio Annual Expenses and these examples are based on data provided by the Portfolios. We have no reason to doubt the accuracy or completeness of that data, but we have not verified the Portfolios' figures. In preparing the Expense and Examples tables, above, We have relied on the figures provided by the Portfolios.

-------------------------------------------------------------------------------

                                       Performance Data

From time to time, we may advertise average annual total returns for the Sub-Accounts. These figures will be based on historical information and are not intended to indicate future performance.

The table on the following page reflects standardized and non-standardized average annual total return for one-, three-, five- and ten-year periods (or since inception, as appropriate) ended December 31, 1998 for the Deleted Portfolios. Average annual total return quotations represent the average annual compounded rate of return that would equate an initial investment of $1,000 to the redemption value of that investment (excluding Premium Taxes, if any) as of the last day of each of the periods for which total return quotations are provided.

Both the standardized and non-standardized data reflect the deduction of all fees and charges under the Contract. The standardized data is calculated from the inception date of the Sub-Account and the non-standardized data is calculated for periods preceding the inception date of the Sub-Account. Such data will be provided when it becomes available. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.

Performance information and calculations for any Sub-Account are based only on the performance of a hypothetical Contract under which the Annuity Account Value is allocated to an Sub-Account during a particular time period. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests and the market conditions during the given time period. It should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:

o the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, Morningstar, Value Line, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard & Poor's Indices, Dow Jones Industrial Average, and other rating services, companies, publications or other people who rank separate accounts or other investment products on overall performance or other criteria, and
o the effect of tax-deferred compounding on investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.

We may from time to time also disclose cumulative (non-annualized) total returns, yield and standard total returns for the Sub-Accounts.

We may also advertise performance figures for the Sub-Accounts based on the performance of a Portfolio prior to the time the Series Account commenced operations.

For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.


Sub-Account             1 year   3 years   5 years  10 years         Since          Inception         Since       Inception
                                                                   Inception of        Date of      Inception of     Date of
                                                                    Sub-Account      Sub-Account      Portfolio     Portfolio
Alger American Small Capitalization                                                     11/1/96                       9/21/88




American Century VP Capital Appreciation                                             11/1/96                       11/20/87
INVESCO VIF-Total Return                                                             11/1/96                        6/2/94
Janus Aspen Aggressive Growth                                                        11/1/96                       9/13/93
Lexington Emerging Markets                                                           11/1/96                       3/30/94
SteinRoe Special Venture                                                             11/1/96                        1/3/89
Strong Discovery Fund II                                                             11/1/96                        5/8/92
Van Eck Worldwide Hard Assets                                                        11/1/96                        9/1/89

                                            PART B

                                  INFORMATION REQUIRED IN A
                              STATEMENT OF ADDITIONAL INFORMATION

                               VARIABLE ANNUITY-1 SERIES ACCOUNT



                                        Contracts Under
                                  Flexible Premium Deferred
                       Combination Variable and Fixed Annuity Contracts


                                           issued by


                          Great-West Life & Annuity Insurance Company
                                     8515 E. Orchard Road
                                   Englewood, Colorado 80111
               Telephone:    (800) 468-8661 (Outside Colorado)
                                   (800) 547-4957 (Colorado)





                              STATEMENT OF ADDITIONAL INFORMATION





        This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus, dated May 1, 1999, which is available without charge by contacting the Schwab Insurance & Annuity Service Center, P.O. Box 7666, San Francisco, California 94120-9420 or at 1-800-838-0650.

                                         May 1, 1999

                                       TABLE OF CONTENTS


                                                                                          Page

GENERAL INFORMATION........................................................................B-3
GREAT-WEST LIFE & ANNUITY
  AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT................................................B-3
CALCULATION OF ANNUITY PAYMENTS............................................................B-3
POSTPONEMENT OF PAYMENTS...................................................................B-4
SERVICES...................................................................................B-4
        - Safekeeping of Series Account Assets.............................................B-4
        - Experts..........................................................................B-4
        - Principal Underwriter............................................................B-5
WITHHOLDING................................................................................B-5
CALCULATION OF PERFORMANCE DATA............................................................B-6
FINANCIAL STATEMENTS.......................................................................B-7

                                      GENERAL INFORMATION

In order to supplement the description in the Prospectus, the following provides additional information about the Contracts and other matters which may be of interest to you. Terms used in this Statement of Additional Information have the same meanings as are defined in the Prospectus under the heading "Definitions."

                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                    AND THE VARIABLE ANNUITY-1 SERIES ACCOUNT

Great-West Life & Annuity Insurance Company (the "Company"), the issuer of the Contract, is a Colorado corporation qualified to sell life insurance and annuity contracts in Puerto Rico, U.S. Virgin Islands, Guam, the District of Columbia and all states except New York. The Company is an indirect wholly-owned subsidiary of The Great-West Life Assurance Company, a stock life insurance company incorporated under the laws of Canada. The Great-West Life Assurance Company is in turn owned 99.6% by Great-West Lifeco Inc., a holding company. Great-West Lifeco Inc. is owned 81.2% by Power Financial Corporation of Canada, a financial services company. Power Corporation of Canada, a holding and management company, has voting control of Power Financial Corporation of Canada. Mr. Paul Desmarais, through a group of private holding companies, which he controls, has voting control of Power Corporation of Canada.

        The assets allocated to the Series Account are the exclusive property of the Company. Registration of the Series Account under the Investment Company Act of 1940 does not involve supervision of the management or investment practices or policies of the Series Account or of the Company by the Securities and Exchange Commission. The Company may accumulate in the Series Account proceeds from charges under the Contracts and other amounts in excess of the Series Account assets representing reserves and liabilities under the Contract and other variable annuity contracts issued by the Company. The Company may from time to time transfer to its general account any of such excess amounts. Under certain remote circumstances, the assets of one Sub-Account may not be insulated from liability associated with another Sub-Account

        Best's Insurance Reports has assigned the Company its highest financial strength and operating performance rating of A++. Duff & Phelps Corporation has assigned the Company their highest claims paying ability rating of AAA. Standard & Poor's Corporation has assigned the Company its second highest rating of AA+ for claims paying ability. Moody's Investors Service has assigned the Company an insurance and financial strength rating of Aa2.

                         CALCULATION OF ANNUITY PAYMENTS

        A.     Fixed Annuity Options

               The amount of each annuity payment under a fixed annuity option is fixed and guaranteed by the Company. On the Payment Commencement Date, the Annuity Account Value held in the Fixed Sub-Account(s), with a Market Value Adjustment, if applicable, less Premium Tax, if any, is computed and that portion of the Annuity Account Value which will be applied to the fixed annuity option selected is determined. The amount of the first monthly payment under the fixed annuity option selected will be at least as large as would result from using the annuity tables contained in the Contract to apply to the annuity option selected. The dollar amounts of any fixed annuity payments will not vary during the entire period of annuity payments and are determined according to the provisions of the annuity option selected.

        B.     Variable Annuity Options

               To the extent a variable annuity option has been selected, the Company converts the Accumulation Units for each of Sub-Account held by you into Annuity Units at their values determined as of the end of the Valuation Period which contains the Payment Commencement Date. The number of Annuity Units paid for each Sub-Account is determined by dividing the amount of the first monthly payment by the Annuity Unit Value on the fifth Valuation Date preceding the date the first payment is due. The number of Annuity Units used to calculate each payment for a Sub-Account remains fixed during the annuity payment period.

               The first payment under a variable annuity payment option will be based on the value of each Sub-Account on the fifth Valuation Date preceding the Payment Commencement Date. It will be determined by applying the appropriate rate to the amount applied under the Payment Option. Payments after the first will vary depending upon the investment experience of the Sub-Accounts. The subsequent amount paid is determined by multiplying (a) by (b) where (a) is the number of Annuity Units to be paid and (b) is the Annuity Unit value on the fifth Valuation Date preceding the date the annuity payment is due. The total amount of each Variable Annuity Payment will be the sum of the Variable Annuity Payments for each Sub-Account.

                            POSTPONEMENT OF PAYMENTS

               With respect to amounts allocated to the Series Account, payment of any amount due upon a total or partial surrender, death or under an annuity option will ordinarily be made within seven days after all documents required for such payment are received by the Schwab Insurance & Annuity Service Center. However, the determination, application or payment of any death benefit, Transfer, full surrender, partial withdrawal or annuity payment may be deferred to the extent dependent on Accumulation or Annuity Unit Values, for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, for any period during which any emergency exists as a result of which it is not reasonably practicable for the Company to determine the investment experience, of such Accumulation or Annuity Units or for such other periods as the Securities and Exchange Commission may by order permit for the protection of investors.

                                    SERVICES

        A.     Safekeeping of Series Account Assets

               The assets of Variable Annuity-1 Series Account (the "Series Account") are held by Great-West Life & Annuity Insurance Company ("GWL&A"). The assets of the Series Account are kept physically segregated and held separate and apart from the general account of GWL&A. GWL&A maintains records of all purchases and redemptions of shares of the underlying funds. Additional protection for the assets of the Series Account is afforded by blanket fidelity bonds issued to The Great-West Life Assurance Company in the amount of $50 million (Canadian), which covers all officers and employees of GWL&A.

        B.     Experts

               The accounting firm of Deloitte & Touche LLP performs certain accounting and auditing services for GWL&A and the Series Account. The principal business address of Deloitte & Touche LLP is 555 Seventeenth Street, Suite 3600, Denver, Colorado 80202.

               The consolidated financial statements of GWL&A at December 31, 1998, 1997 and 1996 for each of the three years in the period ended December 31, 1998, included in the prospectus and the financial statements of Variable Annuity-1 Series Account at December 31, 1998, 1997 and 1996 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report appearing therein and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

        C.     Principal Underwriter

     The offering of the Contracts is made on a continuous basis by Charles Schwab & Co., Inc. ("Schwab"). Schwab is a California corporation and is a member of the National Association of Securities Dealers ("NASD"). The Company does not anticipate discontinuing the offering of the Contract, although it reserves the right to do so. The Contract generally will be issued for Annuitants from birth to age ninety.

                                   WITHHOLDING

               Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld will vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

               Notwithstanding the recipient's election, withholding may be required with respect to certain payments to be delivered outside the United States and, with respect to certain distributions from certain types of qualified retirement plans, unless the proceeds are transferred directly to another qualified retirement plan. Moreover, special "backup withholding" rules may require the Company to disregard the recipient's election if the recipient fails to supply the Company with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies the Company that the TIN provided by the recipient is incorrect.

                         CALCULATION OF PERFORMANCE DATA

A.      Yield and Effective Yield Quotations for the Money Market Sub-Account

        The yield quotation for the Money Market Sub-Account will be for the seven-day period and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

        The effective yield quotation for the Money Market Sub-Account will be for the seven-day period and is carried to the nearest hundredth of one percent, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit in the Money Market Sub-Account at the beginning of the period, subtracting a hypothetical charge reflecting deductions from Participant accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

                      EFFECTIVE YIELD = [(BASE PERIOD RETURN +1)365/7]-1.

        For purposes of the yield and effective yield computations, the hypothetical charge reflects all deductions that are charged to all Participant accounts in proportion to the length of the base period, and for any fees that vary with the size of the account, the account size is assumed to be the Money Market Sub-Account's mean account size. The specific percentage applicable to a particular withdrawal would depend on a number of factors including the length of time the Contract Owner has participated under the Contracts. (See "Charges and Deductions" in the Prospectus.) No deductions or sales loads are assessed upon annuitization under the Contracts. Realized gains and losses from the sale of securities and unrealized appreciation and depreciation of the Money Market Sub-Account and the Fund are excluded from the calculation of yield.


B. Total Return and Yield Quotations for All Sub-Accounts (Other than Money Market)

        The total return quotations for all Sub-Accounts, other than the Money Market, will be average annual total return quotations for the one-year period. The quotations are computed by finding the average annual compounded rates of return over the relevant periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n = ERV

        Where:        P =    a hypothetical initial payment of $1,000
                      T =    average annual total return
                      N =    number of years
                      ERV    = ending redeemable value of a hypothetical  $1,000
                             payment made at the beginning of the particular period at the end of the particular period

For purposes of the total return quotations for these Sub-Accounts, the calculations take into effect all fees that are charged to the Contract Value, and for any fees that vary with the size of the account, the account size is assumed to be the respective Sub-Accounts' mean account size. The calculations also assume a complete redemption as of the end of the particular period.

        The yield quotations for these Sub-Accounts set forth in the Prospectus are based on the thirty-day period ended on December 31, 1998, and are computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                                  YIELD = 2[((a-b)cd +1)6 -1]

        Where:        a =    net   investment   income   earned   during  the  period  by  the
                             corresponding  portfolio  of  the  Fund  attributable  to  shares owned by the Sub-Account.
                      b =    expenses accrued for the period (net of reimbursements).
                      c =    the  average  daily  number  of  Accumulation  Units  outstanding during the period.
                      d      = the maximum offering price per Accumulation  Unit
                             on the last day of the period.


For purposes of the yield quotations for these Sub-Accounts, the calculations take into effect all fees that are charged to the Contract Value, and for any fees that vary with the size of the account, the account size is assumed to be the respective Sub-Accounts' mean account size.

                              FINANCIAL STATEMENTS

        The consolidated financial statements of GWL&A as contained in the prospectus should be considered only as bearing upon GWL&A's ability to meet its obligations under the Contracts, and they should not be considered as bearing on the investment performance of the Series Account. The variable interest of Contract Owners under the Contracts are affected solely by the investment results of the Series Account.

                               VARIABLE ANNUITY-1 SERIES ACCOUNT

                                     Financial Statements

                                               PART C
                                          OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

        (a)    Financial Statements

        The financial statements for Great-West Life & Annuity Insurance Company for the years ended December 31, 1998, 1997, and 1996 are to be filed by amendment. The financial statements for Variable Annuity-1 Series Account are to be filed by amendment.

        (b)    Exhibits

               (1) Certified copy of resolution of Board of Directors or Depositor establishing Registrant is incorporated by reference to Registrant's Registration Statement.

               (2)  Not applicable.

               (3) Copy of distribution contract between Depositor and Principal
               Underwriter  is   incorporated   by  reference  to   Registrant's
               Pre-Effective Amendment No. 2.

               (4) Copy of the form of the variable annuity contract is incorporated by reference to Registrant's Pre-Effective Amendment No. 1.

               (5) Copy of the form of application to be used with the variable annuity contract provided pursuant to (4) is incorporated by reference to Registrant's Pre-Effective Amendment No. 1.

               (6) Copy of Articles of Incorporation and Bylaws of Depositor is incorporated by reference to Registrant's Pre-Effective Amendment No. 2.

               (7)  Not applicable.

               (8) Copies of participation agreements with underlying funds are incorporated by reference to Registrant's Pre-Effective Amendment No. 2 and Registrant's Post-Effective Amendment No. 2.

               (9)  Opinion  of  counsel  and  consent  of Ruth B.  Lurie,  Vice
               President,   Counsel  and  Associate  Secretary  incorporated  by
               referenced to Registrant's Registration Statement.

               (10)(a) Written Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP to be filed by amendment.

               (b) Written Consent of Deloitte & Touche LLP to be filed by amendment.

               (11)  Not Applicable.

               (12)  Not Applicable.

               (13) Schedule for computation of each performance quotation provided in response to Item 21 is incorporated by reference to Registrant's Registration Statement.

Item 25.       Directors and Officers of the Depositor


Name                         Principal Business Address                    Position and Offices
                                                                           with Depositor

James Balog                  2205 North Southwinds Boulevard                    Director
                             Vero Beach, Florida  32963

James W. Burns, O.C.                        (4)                                 Director

Orest T. Dackow                             (3)                                 Director

Andre Desmarais                             (4)                                 Director

Paul Desmarais, Jr.                          (4)                                 Director

Robert G. Graham             574 Spoonbill Drive                                Director
                             Sarasota, Florida  34236

Robert Gratton                      (5)                                         Chairman

N. Berne Hart                2552 East Alameda Avenue, #99                      Director
                             Denver, Colorado  80209

Kevin P. Kavanagh                   (1)                                         Director

William Mackness             61 Waterloo Street                                 Director
                             Winnipeg, Manitoba R3N 0S3


William T. McCallum                 (3)                                         Director, President
                                                                                and Chief Executive
                                                                                Officer

Jerry E.A. Nickerson         H.B. Nickerson & Sons Limited                      Director
                             P.O. Box 130
                             265 Commercial Street
                             North Sydney, Nova Scotia  B2A 3M2

P. Michael Pitfield, P.C., Q.C.             (4)                                 Director

Michel Plessis-Belair, F.C.A.               (4)                                 Director

Brian E. Walsh               Veritas Capital Management, LLC
                             115 East Putnam Avenue
                             Greenwich, Connecticut  06830


John A. Brown (3) Senior Vice-President,
                                                                                Sales, Financial Services

Donna A. Goldin                             (2)                                 Executive Vice-President
                                                                                and Chief Operating
                                                                                Officer, One Corporation

Mitchell T.G. Graye                 (3)                                         Executive Vice-President,
                                                                                Chief  Financial Officer

John T. Hughes                      (3)                                         Senior Vice-President,
                                                                                Chief Investment Officer

D. Craig Lennox                        (3)                                      Senior Vice-President,
                                                                                General Counsel and
                                                                                Secretary



Steven H. Miller                            (2)                                 Senior Vice President,
                                                                                Employee Benefits, Sales

James D. Motz                       (2)                                         Executive Vice-President,
                                                                                Employee Benefits

Charles P. Nelson                   (3)                                         Senior Vice-President,
                                                                                Public Non-Profit Markets

Martin L. Rosenbaum                 (2)                                         Senior Vice-President,
                                                                                Employee Benefits Operations

Gregory E. Seller                           (3)                                 Senior Vice-President,
                                                                                Major Accounts

Robert K. Shaw                      (3)                                         Senior Vice-President,
                                                                                Individual Markets

Douglas L. Wooden                   (3)                                         Executive Vice-President,
                                                                                Financial Services
--------------------------------------

(1)     100 Osborne Street North, Winnipeg, Manitoba, Canada  R3C 3A5.

(2)     8505 East Orchard Road, Englewood, Colorado  80111.

(3)     8515 East Orchard Road, Englewood, Colorado  80111.

(4)     Power Corporation of Canada, 751 Victoria Square, Montreal, Quebec, Canada  H2Y 2J3.

(5)     Power Financial Corporation, 751 Victoria Square, Montreal, Quebec, Canada  H2Y 2J3.



Item 26. Persons controlled by or under common control with the Depositor or Registrant

        See Page C-4.


Item 27.       Number of Contractowners
        As of March 31, 1999, there were____ Contractowners.


                                     ORGANIZATIONAL CHART
Power Corporation of Canada
        100% - 2795957 Canada Inc.
               100% - 171263 Canada Inc.
                      67.7% - Power Financial Corporation
                             81.2% - Great-West Lifeco Inc.
                                    99.6% - The Great-West Life Assurance Company
                                            100% - Great-West Life & Annuity Insurance Company
                                                   100% - Anthem Health & Life Insurance Company
                                                   100% - First  Great-West Life & Annuity  Insurance Company
                                                   100%   -  GW  Capital Management, LLC
                                                       100% -  Orchard  Capital Management, LLC
                                                       100% -  Greenwood Investments, Inc.
                                                   100%   -   Financial    Administrative Services Corporation
                                                   100% - One Corporation
                                                          100% - One Health Plan of Illinois, Inc.
                                                          100% - One Health Plan of Texas, Inc.
                                                          100% - One Health Plan of California, Inc.
                                                          100% - One Health Plan of Colorado, Inc.
                                                          100% - One Health Plan of Georgia, Inc.
                                                          100% - One Health  Plan of North  Carolina, Inc.
                                                          100% - One Health Plan of Washington, Inc.
                                                          100% - One Health Plan of Ohio, Inc.
                                                          100% - One Health Plan of Tennessee, Inc.
                                                          100% - One Health Plan of Oregon, Inc.
                                                          100% - One Health Plan of Florida, Inc.
                                                          100% - One Health Plan of Indiana, Inc.
                                                          100% - One  Health  Plan of  Massachusetts, Inc.
                                                          100% - One Health Plan of Michigan, Inc.
                                                          100% - One Health Plan of Minnesota, Inc.
                                                          100% - One Health Plan of New York, Inc.
                                                          100% - One Health Plan, Inc.
                                                          100% - One Health Plan of Alaska, Inc.
                                                          100% - One Health Plan of Arizona, Inc.
                                                          100% - One of Arizona, Inc.
                                                          100% - One Health Plan of Maine, Inc.
                                                          100% - One Health Plan of Nevada, Inc.
                                                          100% - One  Health  Plan of New  Hampshire, Inc.
                                                          100% - One Health Plan of New Jersey, Inc.
                                                          100% - One Health  Plan of South  Carolina, Inc.
                                                          100% - One Health Plan of Wisconsin, Inc.
                                                          100% - One Health Plan of Wyoming, Inc.
                                                          100% - One Orchard Equities, Inc.
                                                   100% - Great-West Benefit Services, Inc.
                                                   100% - Benefits Communication Corporation
                                                          100% - BenefitsCorp Equities, Inc.
                                                   100% - Greenwood Property Corporation
                                                    95%  -  Maxim  Series  Fund,
                                                   Inc.*  100% - GWL  Properties Inc.
                                                          100% - Great-West Realty Investments, Inc.
                                                           50% - Westkin Properties Ltd.
                                                    92%**- Orchard Series Fund
                                                   100% - Orchard Trust Company

* 5% New England Life Insurance Company
** 8% New England Life Insurance Company

Item 28.       Indemnification

        Provisions exist under the Colorado Business Corporation Act and the Bylaws of GWL&A whereby GWL&A may indemnify a director, officer, or controlling person of GWL&A against liabilities arising under the Securities Act of 1933. The following excerpts contain the substance of these provisions:

                                  Colorado Business Corporation Act

   Article 109 - INDEMNIFICATION

   Section 7-109-101.  Definitions.

           As used in this Article:

           (1) "Corporation" includes any domestic or foreign entity that is a predecessor of the corporation by reason of a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

           (2) "Director" means an individual who is or was a director of a corporation or an individual who, while a director of a corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, fiduciary or agent of another domestic or foreign corporation or other person or employee benefit plan. A director is considered to be serving an employee benefit plan at the corporation's request if his or her duties to the corporation also impose duties on or otherwise involve services by, the director to the plan or to participants in or beneficiaries of the plan.

           (3)    "Expenses" includes counsel fees.

           (4) "Liability" means the obligation incurred with respect to a proceeding to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses.

           (5) "Official capacity" means, when used with respect to a director, the office of director in the corporation and, when used with respect to a person other than a director as contemplated in Section 7-109-107, means the office in the corporation held by the officer or the employment, fiduciary, or agency relationship undertaken by the employee, fiduciary, or agent on behalf of the corporation. "Official capacity" does not include service for any other domestic or foreign corporation or other person or employee benefit plan.

           (6) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

           (7) "Proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal.

   Section 7-109-102.  Authority to indemnify directors.

           (1) Except as provided in subsection (4) of this section, a corporation may indemnify a person made a party to the proceeding because the person is or was a director against liability incurred in any proceeding if:

                  (a)    The person conducted himself or herself in good faith;

                  (b)    The person reasonably believed:

                         (I) In the case of conduct in an official capacity with the corporation, that his or her conduct was in the corporation's best interests; or

                         (II) In all other cases, that his or her conduct was at least not opposed to the corporation's best interests; and

                  (c) In the case of any criminal proceeding, the person had no reasonable cause to believe his or her conduct was unlawful.

           (2) A director's conduct with respect to an employee benefit plan for a purpose the director reasonably believed to be in the interests of the participants in or beneficiaries of the plan is conduct that satisfies the requirements of subparagraph (II) of paragraph (b) of subsection (1) of this section. A director's conduct with respect to an employee benefit plan for a purpose that the director did not reasonably believe to be in the interests of the participants in or beneficiaries of the plan shall be deemed not to satisfy the requirements of subparagraph (a) of subsection (1) of this section.

           (3) The termination of any proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

           (4) A corporation may not indemnify a director under this section:

                  (a) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

                  (b) In connection with any proceeding charging that the director derived an improper personal benefit, whether or not involving action in his official capacity, in which proceeding the director was adjudged liable on the basis that he or she derived an improper personal benefit.

           (5) Indemnification permitted under this section in connection with a proceeding by or in the right of a corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Section 7-109-103.  Mandatory Indemnification of Directors.

                  Unless limited by the articles of incorporation, a corporation shall be required to indemnify a person who is or was a director of the corporation and who was wholly successful, on the merits or otherwise, in defense of any proceeding to which he was a party, against reasonable expenses incurred by him in connection with the proceeding.

   Section 7-109-104.  Advance of Expenses to Directors.

           (1) A corporation may pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of the final disposition of the proceeding if:

                  (a)  The  director   furnishes   the   corporation  a  written
                  affirmation of his good-faith belief that he has met the standard of conduct described in Section 7-109-102;

                  (b) The director furnishes the corporation a written undertaking, executed personally or on the director's behalf, to repay the advance if it is ultimately determined that he or she did not meet such standard of conduct; and

                  (c) A determination is made that the facts then known to those making the determination would not preclude indemnification under this article.

           (2) The undertaking required by paragraph (b) of subsection (1) of this section shall be an unlimited general obligation of the director, but need not be secured and may be accepted without reference to financial ability to make repayment.

           (3) Determinations and authorizations of payments under this section shall be made in the manner specified in Section 7-109-106.

   Section 7-109-105.  Court-Ordered Indemnification of Directors.

           (1) Unless otherwise provided in the articles of incorporation, a director who is or was a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice the court considers necessary, may order indemnification in the following manner:

                  (a) If it determines the director is entitled to mandatory indemnification under section 7-109-103, the court shall order indemnification, in which case the court shall also order the corporation to pay the director's reasonable expenses incurred to obtain court-ordered indemnification.

                  (b)  If  it  determines   that  the  director  is  fairly  and
                  reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director met the standard of conduct set forth in section 7-109-102 (1) or was adjudged liable in the circumstances described in Section 7-109-102 (4), the court may order such indemnification as the court deems proper; except that the indemnification with respect to any proceeding in which liability shall have been adjudged in the circumstances described Section 7-109-102 (4) is limited to reasonable expenses incurred in connection with the proceeding and reasonable expenses incurred to obtain court-ordered indemnification.

Section  7-109-106.   Determination  and  Authorization  of  Indemnification  of
Directors.

           (1)  A  corporation  may  not  indemnify  a  director  under  Section
           7-109-102 unless authorized in the specific case after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the standard of conduct set forth in Section 7-109-102. A corporation shall not advance expenses to a director under Section 7-109-104 unless authorized in the specific case after the written affirmation and undertaking required by Section 7-109-104(1)(a) and (1)(b) are received and the determination required by Section 7-109-104(1)(c) has been made.

           (2) The determinations required to be made under subsection (1) of this section shall be made:

                  (a) By the board of directors by a majority vote of those present at a meeting at which a quorum is present, and only those directors not parties to the proceeding shall be counted in satisfying the quorum.

                  (b) If a quorum cannot be obtained, by a majority vote of a committee of the board of directors designated by the board of directors, which committee shall consist of two or more directors not parties to the proceeding; except that directors who are parties to the proceeding may participate in the designation of directors for the committee.

           (3) If a quorum cannot be obtained as contemplated in paragraph (a) of subsection (2) of this section, and the committee cannot be established under paragraph (b) of subsection (2) of this section, or even if a quorum is obtained or a committee designated, if a majority of the directors constituting such quorum or such committee so directs, the determination required to be made by subsection (1) of this section shall be made:

                  (a) By independent legal counsel selected by a vote of the board of directors or the committee in the manner specified in paragraph (a) or (b) of subsection (2) of this section or, if a quorum of the full board cannot be obtained and a committee cannot be established, by independent legal counsel selected by a majority vote of the full board of directors; or

                  (b)    By the shareholders.

           (4) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible; except that, if the determination that indemnification is permissible is made by independent legal counsel, authorization of indemnification and advance of expenses shall be made by the body that selected such counsel.

Section 7-109-107. Indemnification of Officers, Employees, Fiduciaries, and Agents.

           (1) Unless otherwise provided in the articles of incorporation:

                  (a) An officer is entitled to mandatory  indemnification under section 7-109-103, and is entitled to apply for court-ordered indemnification under section 7-109-105, in each case to the same extent as a director;

                  (b) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent of the corporation to the same extent as a director; and

                  (c) A corporation may indemnify and advance expenses to an officer, employee, fiduciary, or agent who is not a director to a greater extent, if not inconsistent with public policy, and if provided for by its bylaws, general or specific action of its board of directors or shareholders, or contract.

   Section 7-109-108.  Insurance.

                  A corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary, or agent of the corporation and who, while a director, officer, employee, fiduciary, or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary, or agent of any other domestic or foreign corporation or other person or of an employee benefit plan against any liability asserted against or incurred by the person in that capacity or arising out of his or her status as a director, officer, employee, fiduciary, or agent whether or not the corporation would have the power to indemnify the person against such liability under the Section 7-109-102, 7-109-103 or 7-109-107. Any such insurance may be procured from any insurance company designated by the board of directors, whether such insurance company is formed under the laws of this state or any other jurisdiction of the United States or elsewhere, including any insurance company in which the corporation has an equity or any other interest through stock ownership or otherwise.

   Section 7-109-109.  Limitation of Indemnification of Directors.

           (1) A provision concerning a corporation's indemnification of, or advance of expenses to, directors that is contained in its articles of incorporation or bylaws, in a resolution of its shareholders or board of directors, or in a contract, except for an insurance policy or otherwise, is valid only to the extent the provision is not inconsistent with Sections 7-109-101 to 7-109-108. If the articles of incorporation limit indemnification or advance of expenses, indemnification or advance of expenses are valid only to the extent not inconsistent with the articles of incorporation.

           (2) Sections 7-109-101 to 7-109-108 do not limit a corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when he or she has not been made a named defendant or respondent in the proceeding.

   Section 7-109-110.  Notice to Shareholders of Indemnification of Director.

                  If a corporation indemnifies or advances expenses to a director under this article in connection with a proceeding by or in the right of the corporation, the corporation shall give written notice of the indemnification or advance to the shareholders with or before the notice of the next shareholders' meeting. If the next shareholder action is taken without a meeting at the instigation of the board of directors, such notice shall be given to the shareholders at or before the time the first shareholder signs a writing consenting to such action.

                                           Bylaws of GWL&A

           Article II, Section 11.  Indemnification of Directors.

                  The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of the Company or any member or officer of any committee, and his heirs, executors and administrators, from and against all claims, liabilities, costs, charges and expenses whatsoever that any such director, officer, employee or any such member or officer sustains or incurs in or about any action, suit, or proceeding that is brought, commenced, or prosecuted against him for or in respect of any act, deed, matter or thing whatsoever made, done, or permitted by him in or about the execution of his duties of his office or employment with the Company, in or about the execution of his duties as a director or officer of another company which he so serves at the request and on behalf of the Company, or in or about the execution of his duties as a member or officer of any such Committee, and all other claims, liabilities, costs, charges and expenses that he sustains or incurs, in or about or in relation to any such duties or the affairs of the Company, the affairs of such Committee, except such claims, liabilities, costs, charges or expenses as are occasioned by his own wilful neglect or default. The Company may, by resolution of the Board of Directors, indemnify and save harmless out of the funds of the Company to the extent permitted by applicable law, any director, officer, or employee of any subsidiary corporation of the Company on the same basis, and within the same constraints as, described in the preceding sentence.



Item 29.   Principal Underwriter

(a) Charles Schwab & Co., Inc. ("Schwab") is the distributor of securities of the Registrant.

(b)     Directors and Officers of Schwab

                                                            Position and Offices
Name                   Principal Business Address            with Underwriter

Charles R. Schwab                (1)                      Chairman

David S. Pottruck                (1)                      Chief Executive Officer

Linnet F. Deily                  (1)                      President - Schwab Retail Group

Steven L. Scheid                 (1)                      Enterprise President - Financial
Products and Services                                     and Chief Financial Officer

Daniel O. Leemon                 (1)                      Executive Vice President and Chief
Strategy Officer

Dawn G. Lepore                   (1)                      Executive Vice President and Chief
Information Officer

Luis E. Valencia                 (1)                      Executive Vice President -
International and Chief
                                                          Administrative Officer

Elizabeth Sawi                   (1)                      Executive Vice President

Karen W.  Chang                  (1)                      Enterprise President - General
Investor Services

John P. Coghlan                  (1)                      Enterprise President - Retirement Plan
Services and
                                                          Services for Investment Managers

Wayne W. Fieldsa                 (1)                      Enterprise President - Brokerage
Operations

Lon Gorman                       (1)                      Enterprise President - Capital Markets
and Trading

Susanne D. Lyons                 (1)                      Enterprise President - Retail Investor
Specialized
                                                          Services

Gideon Sasson                    (1)                      Enterprise President - Brokerage
Operations

Christopher V. Dodds             (1)                      Executive Vice President - Finance

James M. Hackley                 (1)                      Executive Vice President and Head of
Branches

Frederick E. Matteson            (1)                      Executive Vice President - Schwab
Technology Services

John P. McGonigle                (1)                      Executive Vice President - Third Party
Funds

William J. Klipp                 (1)                      Executive Vice President - SchwabFunds

Geoffrey Penney                  (1)                      Executive Vice President - Financial
Products
                                                          International Technology

George Rich                      (1)                      Executive Vice President - Human
Resources

Leonard Short                    (1)                      Executive Vice President -
CRS
                                                          Advertising and Brand
Management

Carrie Dwyer                     (1)                      Executive Vice President -
Corporate
                                                          Oversight and Corporate
Secretary

Parkash P. Ahuja                 (1)                      Senior Vice President - Administrative
Services

Michael J. Alexander             (1)                      Senior Vice President - Trading
Operations

Robert J. Almeida                (1)                      Senior Vice President - Internal Audit
Department

Rhet L. Andrews                  (1)                      Senior Vice President - Schwab
Institutional
                                                          Trading and Operations

Rochelle A. Bays                 (1)                      Senior Vice President - Exchange
Trading and Support
                                                          Services

Michael Bentivoglio              (1)                      Senior Vice President - Planning,
Reporting and
                                                          Taxation

Michelle B. Blieberg             (1)                      Senior Vice President - Schwab
University, Employee                                      Relations and Policy Consulting

W. Hardy Callcott                (1)                      Senior Vice President and General
Counsel

Ron Carter                       (1)                      Senior Vice President - Mutual Fund
Operations

Sally L. Chester                 (1)                      Senior Vice President - Retail
Operations and
                                                          Processing

Bernard J. Clark                 (1)                      Senior Vice President - Trading &
Operations

Dennis P. Clark                  (1)                      Senior Vice President - Fund Relations

Reid P. Conklin                  (1)                      Senior Vice President - Southeast
Group Manager

John Danton, Jr.                 (1)                      Senior Vice President - Retail
Financial Planning

Martha J. Deevy                  (1)                      Senior Vice President -Electronic
Brokerage,
                                                          Business Development and Marketing

Neil T. Dellacava                (1)                      Senior Vice President - Administrative
Strategy
                                                          and Operations

Evelyn S. Dilsaver               (1)                      Senior Vice President

Sidney J. Dorr                   (1)                      Senior Vice President - Capital
Markets & Trading

Katherine B. Dundale             (1)                      Senior Vice President - Service Center

Robert S. Duste                  (1)                      Senior Vice President - International
Technology

Stephen W. Eckels                (1)                      Senior Vice President - Brand
Development &
                                                          Communications

Robert C. Errico                 (1)                      Senior Vice President -
Capital Markets
                                                          Oversight

James R. Freeman                 (1)                      Senior Vice President - Risk Management
                                                          and Investigations

Kirsten E. Garen                 (1)                      Senior Vice President - Enterprise
Technology

Edward V. Garlich, Jr.           (1)                      Senior Vice President - Schwab Research

Elizabeth W. Graves              (1)                      Senior Vice President - SIM Marketing

Gerald J. Graves                 (1)                      Senior Vice President - Manager SIM
Sales

Edward A. Greene                 (1)                      Senior Vice President - Services to
Institutions

Therese M. Haberle               (1)                      Senior Vice President and Chief
Compliance Officer

Edward D. Hall                   (1)                      Senior Vice President - Production
Services

Gerry L. Hansen                  (1)                      Senior Vice President

Jan K. Hier                      (1)                      Senior Vice President - Schwab
Institutional
                                                          Technology

Jacqueline B. Hipps              (1)                      Senior Vice President - Risk and Credit
Services

Colleen M. Hummer                (1)                      Senior Vice President - Mutual Fund
Operations

Daniel J. Keller                 (1)                      Senior Vice President - Mutual Funds
Technology

Michael S. Knight                (1)                      Senior Vice President - Midwest Group
Manager

Fred Krieger                     (1)                      Senior Vice President - Global Compliance

J William J. Klipp               (1)                      Executive Vice President - SchwabFunds

John P. Ladensack                (1)                      Senior Vice President - Fixed Income

Gloria J. Lau                    (1)                      Senior Vice President - Schwab
International

Stanley D. Lauchner              (1)                      Senior Vice  President -  Securities
Processing and
                                                          Custody Services

Thomas N. Lawrie                 (1)                      Senior Vice President - Electronic Brokerage

Robyn F. Leonard                 (1)                      Senior Vice President - Brokerage Operations and
Consumer
                                                          Product Technology

Albert W. Lietz                  (1)                      Senior Vice President - Branch Network

James G. Losi                    (1)                      Senior Vice President - Community Relations

Jeffrey M. Lyons                 (1)                      Senior Vice President - Mutual Funds
Marketing

Elinor Mackinnon                 (1)                      Senior Vice President - Y2K Project

Joseph R. Martinetto             (1)                      Senior Vice President and Treasurer

James S. McCaffrey               (1)                      Senior Vice President - Enterprise
Controller

Benjamin McMahan                 (1)                      Senior Vice President - Service Center

Gregory J. Miller                (1)                      Senior Vice President - RISS, Head of
Trading

Jamie Moldafsky                  (1)                      Senior Vice President - Segment
Marketing

Roger G. Neaves                  (1)                      Senior Vice President - Y2K Project

Earlene Perry                    (1)                      Senior Vice President - Y2K Project

Bradley J. Peterson              (1)                      Senior Vice President - Retail
Technology

Mark A. Phillips                 (1)                      Senior Vice President - Branch Network

Hugo W. Quackenbush              (1)                      Senior Vice President - Corporate
Communications

Edward M. Rodden                 (1)                      Senior Vice President - Affluent
Customer Enterprise

Katherine B. Rohrbach            (1)                      Senior Vice President - Corporate
Communications

Myra J. Rothfeld                 (1)                      Senior Vice President - Customer
Development and
                                                          Retention

Louise J. Rothman                (1)                      Senior     Vice      President     -
Compensation & Benefit

Andrew M. Salesky                (1)                      Senior Vice President - Retail Sales
Strategy

Pierre V. Samec                  (1)                      Senior Vice President - Retail
Technology

Kathryn R. Sederholm             (1)                      Senior Vice President - Branch Network

Richardo Segura                  (1)                      Senior Vice President - Enterprise
Controller

David   W. Shaver                (1)                      Senior Vice President - Marketing

Arthur V. Shaw                   (1)                      Senior Vice President - Electronic
Brokerage

Betsy C. Snow                    (1)                      Senior Vice President - SITE Operations

Maurisa Sommerfield              (1)                      Senior Vice President - Affluent
Customer Segment

Paul Schott Stevens              (1)                      Senior Vice President and Chief
Counsel -
                                                          Mutual Funds

Ray Straka                       (1)                      Senior Vice President - Finance and
Corporate
                                                          Administration Technology Support

Alan B. Stevenson                (1)                      Senior Vice President - Tax

William C. Struyk                (1)                      Senior Vice President - International
Compliance

Michelle M. Swenson              (1)                      Senior Vice President - Mutual Funds
Marketing and
                                                          Development

Mark C. Thompson                 (1)                      Senior   Vice   President  -  Consumer
Education

Lisa K. Villarreal               (1)                      Senior  Vice   President  -  Data  and
Access Systems

Daniel J. Voet                   (1)                      Senior Vice  President and  Enterprise
Controller

William A. Wells                 (1)                      Senior Vice President - SITE Finance &
Planning

Patricia M. Wuthrich             (1)                      Senior Vice President - Human Resources

Lawrence Yu                      (1)                      Senior Vice President - Asia Pacific
Services

Eddie L. Zeitler                 (1)                      Senior Vice President - Information
Security

Philip L. Zimmerman              (1)                      Senior Vice President - Risk and
Credit Management

 --------------------------------------

(1)        101 Montgomery, San Francisco, California  94104.


           (c)  Commissions  and  other   compensation   received  by  Principal
   Underwriter during registrant's last fiscal year:

                      Net
Name of           Underwriting         Compensation
Principal         Discounts and             on               Brokerage
Underwriter       Commissions           Redemption           Commissions   Compensation

Schwab               -0-                   -0-                    -0-         -0-


Item 30.   Location of Accounts and Records

           All accounts,  books, or other documents required to be maintained by
           Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the registrant through GWL&A, 8515 E. Orchard Road, Englewood, Colorado 80111.

Item 31.   Management Services

           Not Applicable.

Item 32.   Undertakings

           (a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

           (b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           (e) GWL&A represents the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred and the risks assumed by GWL&A..

                                          SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 to be signed on its behalf, in the City of Englewood, State of Colorado, on this 1st day of March, 1999.

                                            VARIABLE ANNUITY-1 SERIES ACCOUNT
                                            (Registrant)



                        By:     /s/ William T. McCallum
                               William T. McCallum, President
                               and Chief Executive Officer of
                               Great-West Life & Annuity
                               Insurance Company


                                            GREAT-WEST LIFE & ANNUITY
                                            INSURANCE COMPANY
                                            (Depositor)



                                            By:    /s/ William T. McCallum
                                                  William T. McCallum, President
                                                   and Chief Executive Officer

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities with Great-West Life & Annuity Insurance Company and on the dates indicated:

Signature and Title                                              Date



/s/ Robert Gratton*                                     March 1  , 1999
--------------------------------------                 ----------
Director and Chairman of the
Board (Robert Gratton)



/s/ William T. McCallum                                 March 1  , 1999
--------------------------------------                 ----------
Director, President and Chief Executive
Officer (William T. McCallum)

Signature and Title                                              Date




/s/ M.T.G. Graye                                          March 1  , 1999
-------------------------------------                     ---------
Senior Vice President, Chief
Financial Officer(M.T.G. Graye)



/s/ James Balog*                                          March 1  , 1999
--------------------------------------                    ---------
Director, (James Balog)



/s/ James W. Burns*                                       March 1  , 1999
--------------------------------------                    ---------
Director, (James W. Burns)


/s/ Orest T. Dackow*                                      March 1  , 1999
--------------------------------------                    ---------
Director (Orest T. Dackow)



--------------------------------------                              , 1999
Director (Andre Desmarais)



/s/ Paul Desmarais, Jr.*                                  March 1  , 1999
--------------------------------------                    ---------
Director (Paul Desmarais, Jr.)



/s/ Robert G. Graham*                                     March 1  , 1999
--------------------------------------                    ---------
Director (Robert G. Graham)



/s/ N. Berne Hart*                                        March 1  , 1999
--------------------------------------                    ---------
Director (N. Berne Hart)



/s/ Kevin P. Kavanagh*                             March 1  , 1999
--------------------------------------             ---------
Director (Kevin P. Kavanagh)

Signature and Title                                              Date




/s/ William Mackness*                                     March 1  , 1999
--------------------------------------                    ---------
Director (William Mackness)



/s/ Jerry E.A. Nickerson*                                 March 1  , 1999
--------------------------------------                    ---------
Director (Jerry E.A. Nickerson)



/s/ P.M. Pitfield*                                        March 1  , 1999
--------------------------------------                    ---------
Director (P. Michael Pitfield)



/s/ Michel Plessis-Belair                                 March 1  , 1999
--------------------------------------------              ---------
Director (Michel Plessis-Belair)



/s/ Brian E. Walsh*                                       March 1  , 1999
-----------------------------------------                 ---------
Director (Brian E. Walsh)



*By:     /s/ D.C. Lennox                                  March 1  , 1999
        D. C. Lennox

Attorney-in-fact pursuant to Powers of Attorney filed with the Registration Statement and Pre-Effective Amendment No. 1 thereto.